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                                                                    EXHIBIT 99.1

                          AGREEMENT AND PLAN OF MERGER


                                      among


                            SOVEREIGN BANCORP, INC.,


                           SOVEREIGN MERGER SUB, INC.


                                       and


                            FIRST ESSEX BANCORP, INC.


                                  June 12, 2003

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                                TABLE OF CONTENTS

ARTICLE I       THE MERGERS...................................................................................1
  Section 1.01  Definitions...................................................................................1
  Section 1.02  The Merger....................................................................................9
  Section 1.03  Surviving Corporation Merger.................................................................20
  Section 1.04  Bank Merger..................................................................................20

ARTICLE II      REPRESENTATIONS AND WARRANTIES OF FIRST ESSEX................................................20
  Section 2.01  Organization.................................................................................21
  Section 2.02  Capitalization...............................................................................21
  Section 2.03  Authority; No Violation......................................................................22
  Section 2.04  Consents.....................................................................................23
  Section 2.05  Financial Statements.........................................................................24
  Section 2.06  Taxes........................................................................................25
  Section 2.07  No Material Adverse Effect...................................................................25
  Section 2.08  Contracts....................................................................................25
  Section 2.09  Ownership of Property; Insurance Coverage....................................................26
  Section 2.10  Legal Proceedings............................................................................27
  Section 2.11  Compliance With Applicable Law...............................................................27
  Section 2.12  ERISA........................................................................................28
  Section 2.13  Brokers, Finders and Financial Advisors; Fairness Opinion....................................29
  Section 2.14  Environmental Matters........................................................................29
  Section 2.15  Allowance for Losses.........................................................................29
  Section 2.16  Information to be Supplied...................................................................29
  Section 2.17  Securities Documents.........................................................................30
  Section 2.18  Related Party Transactions...................................................................30
  Section 2.19  Loans........................................................................................30
  Section 2.20  Takeover Laws................................................................................30
  Section 2.21  Labor and Employment Matters.................................................................31
  Section 2.22  Quality of Representations...................................................................31

ARTICLE III     REPRESENTATIONS AND WARRANTIES OF SOVEREIGN..................................................31
  Section 3.01  Organization.................................................................................31
  Section 3.02  Capital Structure............................................................................32
  Section 3.03  Authority; No Violation......................................................................32
  Section 3.04  Consents.....................................................................................33
  Section 3.05  Financial Statements.........................................................................34
  Section 3.06  Taxes........................................................................................34
  Section 3.07  No Material Adverse Effect...................................................................35
  Section 3.08  Ownership of Property; Insurance Coverage....................................................35
  Section 3.09  Legal Proceedings............................................................................35
  Section 3.10  Compliance With Applicable Law...............................................................35
  Section 3.11  Information to be Supplied...................................................................36
  Section 3.12  ERISA........................................................................................36
  Section 3.13  Securities Documents.........................................................................37

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
  Section 3.14  Environmental Matters........................................................................37
  Section 3.15  Allowance for Loan Losses....................................................................37
  Section 3.16  Loans........................................................................................38
  Section 3.17  Continuity of Business Enterprise............................................................38
  Section 3.18  No First Essex Capital Stock.................................................................38
  Section 3.19  Sufficient Funds.............................................................................38
  Section 3.20  Regulatory Capital...........................................................................38
  Section 3.21  Quality of Representations...................................................................38

ARTICLE IV      COVENANTS OF THE PARTIES.....................................................................38
  Section 4.01  Conduct of First Essex's Business............................................................38
  Section 4.02  Access; Confidentiality......................................................................41
  Section 4.03  Regulatory Matters and Consents..............................................................42
  Section 4.04  Taking of Necessary Action...................................................................43
  Section 4.05  Certain Agreements...........................................................................43
  Section 4.06  No Other Bids and Related Matters............................................................45
  Section 4.07  Duty to Advise; Duty to Update Disclosure Schedule...........................................47
  Section 4.08  Conduct of Sovereign's Business..............................................................48
  Section 4.09  Current Information..........................................................................48
  Section 4.10  Undertakings by Sovereign and First Essex....................................................48
  Section 4.11  Employee Benefits and Retention Bonuses......................................................51
  Section 4.12  Affiliate Letter.............................................................................53
  Section 4.13  Sovereign Rights Agreement...................................................................53
  Section 4.14  Advisory Board...............................................................................53
  Section 4.15  Non-Solicitation of Customers and Employees..................................................54

ARTICLE V       CONDITIONS...................................................................................54
  Section 5.01  Conditions to First Essex's Obligations under this Agreement.................................54
  Section 5.02  Conditions to Sovereign's Obligations under this Agreement...................................55

ARTICLE VI      TERMINATION, WAIVER AND AMENDMENT............................................................57
  Section 6.01  Termination..................................................................................57
  Section 6.02  Effect of Termination........................................................................58

ARTICLE VII     MISCELLANEOUS................................................................................59
  Section 7.01  Expenses.....................................................................................59
  Section 7.02  Non-Survival of Representations and Warranties...............................................59
  Section 7.03  Amendment, Extension and Waiver..............................................................59
  Section 7.04  Entire Agreement.............................................................................59
  Section 7.05  No Assignment................................................................................60
  Section 7.06  Notices......................................................................................60
  Section 7.07  Captions.....................................................................................61
  Section 7.08  Counterparts.................................................................................61
  Section 7.09  Severability.................................................................................61
  Section 7.10  Governing Law................................................................................61

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                          AGREEMENT AND PLAN OF MERGER

          THIS AGREEMENT AND PLAN OF MERGER, dated as of June 12, 2003, is made by and among SOVEREIGN BANCORP, INC. ("Sovereign"), a Pennsylvania corporation, having its principal place of business in Philadelphia, Pennsylvania, SOVEREIGN MERGER SUB, INC., a Delaware corporation having its principal place of business in Philadelphia, Pennsylvania and a wholly owned subsidiary of Sovereign ("Merger Sub"), and FIRST ESSEX BANCORP, INC. ("First Essex"), a Delaware corporation, having its principal place of business in Andover, Massachusetts.

                                   BACKGROUND

          1. Sovereign and First Essex desire for First Essex to merge with and into Sovereign, with Sovereign surviving such merger, in accordance with the laws of the Commonwealth of Pennsylvania, the State of Delaware and the plan of merger set forth herein.

          2. At or prior to the execution and delivery of this Agreement, certain directors, officers of First Essex and affiliates of First Essex, each have executed in favor of Sovereign, a letter agreement dated June 12, 2003, in the form attached hereto as Exhibit 1.

          3.   Sovereign desires to merge First Essex Bank, a
Massachusetts-chartered savings bank and a wholly-owned subsidiary of First Essex ("First Essex Bank"), into and with Sovereign Bank, a federal savings bank and a wholly-owned subsidiary of Sovereign ("Sovereign Bank"), with Sovereign Bank surviving such merger in accordance with the Bank Plan of Merger (as hereinafter defined).

          4. Sovereign and First Essex desire to provide the terms and conditions governing the transactions contemplated herein.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements, representations and warranties herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

                                    ARTICLE I
                                   THE MERGERS

          Section 1.01 DEFINITIONS. As used in this Agreement, the following terms shall have the indicated meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                         ACQUISITION TRANSACTION shall mean one of the following transactions with a party other than Sovereign or an affiliate of Sovereign
     (i) a merger or consolidation, or any similar transaction, involving First Essex or a First Essex Subsidiary, (ii) a purchase, lease or other acquisition of all or a substantial portion of the assets or liabilities of First Essex or a First Essex Subsidiary or (iii) a purchase or other

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     acquisition (including by way of share exchange, tender offer, exchange offer or otherwise) of 15% of any class or series of equity securities of First Essex or a First Essex Subsidiary (for purposes of Section 4.06) or 50% of any class or series of equity securities of First Essex or a First Essex Subsidiary (for purposes of Section 6.02(b)).

                         AFFILIATE means, with respect to any Person, any Person who directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person and, without limiting the generality of the foregoing, includes any executive officer or director of such Person and any Affiliate of such executive officer or director.

                         AGGREGATE CASH ELECTION SHARE NUMBER has the meaning given that term in Section 1.02(e)(viii).

                         AGGREGATE STOCK ELECTION SHARE NUMBER has the meaning given that term in Section 1.02(e)(vi).

                         AGREEMENT means this agreement, and any amendment or supplement hereto.

                         APPLICATIONS means the applications for regulatory approval which are required by the transactions contemplated hereby.

                         AVERAGE FINAL PRICE means the Sovereign Market Value as of the Effective Date.

                         BANK HOLDING COMPANY ACT means the Bank Holding Company Act of 1956, as amended.

                         BANK MERGER means the merger of First Essex Bank with and into Sovereign Bank, with Sovereign Bank surviving such merger, contemplated by Section 1.04 of this Agreement.

                         BANK PLAN OF MERGER has the meaning given to that term in Section 1.04 of this Agreement.

                         BCL means the Pennsylvania Business Corporation Law of 1988, as amended.

                         BUSINESS DAY means any day other than (i) a Saturday or Sunday, or (ii) a day on which Sovereign is authorized or obligated by law or executive order to close.

                         CASH CONSIDERATION has the meaning given that term in
     Section 1.02(e)(iv).

                         CASH ELECTION has the meaning given that term in
     Section 1.02(e)(vii).

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                         CASH ELECTION NUMBER shall have the meaning given that
     term in Section 1.02(e)(vii).

                         CASH ELECTION SHARES has the meaning given that term in
     Section 1.02(e)(viii).

                         CASH PRORATION FACTOR has the meaning given that term in Section 1.02(e)(viii).

                         CERTIFICATE OF MERGER means the certificate of merger to be executed by Merger Sub and First Essex and to be filed with the DOSS, in accordance with the applicable laws of the State of Delaware.

                         CHANGE IN RECOMMENDATION means the withdrawal, modification or qualification (or any proposal to change, modify or qualify) of the recommendation of the Merger by the Board of Directors of First Essex in any manner adverse to Sovereign or the Merger or the taking of any other action or making any other statement in connection with the meeting of First Essex's stockholders inconsistent with recommending the Merger.

                         CLOSING DATE means the date determined by Sovereign, in its sole discretion, upon five (5) days prior written notice to First Essex, but in no event earlier than January 7, 2004, or such other date as Sovereign and First Essex shall agree.

                         COMMON STOCK EXCHANGE RATIO shall have the meaning given that term in Section 1.02(e)(iv).

                         DGCL means the Delaware General Corporation Law, as amended.

                         DOSS means the Delaware Office of the Secretary of State.

                         EFFECTIVE DATE means the date specified in the Certificate of Merger, which may be the same as the Closing Date.

                         EFFECTIVE TIME means the time specified in the Certificate of Merger for the effectiveness of the Merger or, if no such time is specified, the time of filing the Certificate of Merger.

                         ELECTION shall have the meaning given that term in
     Section 1.02(e)(ix).

                         ELECTION DATE shall have the meaning given that term in
     Section 1.02(f)(ii).

                         ENVIRONMENTAL LAW means any federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any Regulatory Authority relating to

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     (i) the protection, preservation or restoration of the environment
     (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, whether by type or by quantity, including any material containing any such substance as a component.

                         ERISA means the Employee Retirement Income Security Act of 1974, as amended.

                         EXCHANGE ACT means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated from time to time thereunder.

                         EXCHANGE AGENT shall have the meaning given that term in Section 1.02(f)(i).

                         FDIA means the Federal Deposit Insurance Act, as amended.

                         FDIC means the Federal Deposit Insurance Corporation.

                         FEDERAL RESERVE BOARD means the Board of Governors of the Federal Reserve System.

                         FIRST ESSEX ADVISORY BOARD has the meaning given that term in Section 4.14.

                         FIRST ESSEX CERTIFICATES has the meaning given to that term in Section 1.02(f)(ii).

                         FIRST ESSEX COMMON STOCK means the common stock of First Essex described in Section 2.02(a).

                         FIRST ESSEX DISCLOSURE SCHEDULE means a disclosure schedule delivered by First Essex to Sovereign pursuant to this Agreement.

                         FIRST ESSEX FINANCIALS means (i) the annual audited consolidated financial statements of First Essex as of December 31, 2002 and for the three years ended December 31, 2002, including the notes thereto and (ii) the unaudited interim consolidated financial statements of First Essex as of each calendar quarter thereafter included in Securities Documents filed by First Essex, including the notes thereto.

                         FIRST ESSEX OPTION has the meaning given that term in
     Section 1.02(g)(i).

                         FIRST ESSEX REGULATORY REPORTS means the annual or quarterly reports, and accompanying schedules, of First Essex or First Essex Bank, as the case may

                                      - 4 -
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     be, filed with the OTS, FDIC or the MDB from December 31, 2002 through the
     Closing Date.

                         FIRST ESSEX RIGHTS AGREEMENT means the Rights Agreement dated as of October 12, 1999 between First Essex and Equiserve Trust Company, N.A., as rights agent, relating to First Essex's Series B Junior Participating Cumulative Preferred Stock in accordance with the terms of the First Essex Rights Agreement.

                         FIRST ESSEX STOCK OPTION PLANS means the stock option plans of First Essex identified in the First Essex Securities Documents.

                         FIRST ESSEX STOCK PURCHASE RIGHTS means Rights to purchase a unit of First Essex's Series B Junior Participating Cumulative Preferred Stock in accordance with the terms of the First Essex Rights Agreement.

                         FIRST ESSEX SUBSIDIARY means (i) any corporation or business trust, 50% or more of the capital stock or equity interests of which are owned, either directly or indirectly, by First Essex, except any corporation the stock of which is held in the ordinary course of the lending activities of First Essex Bank, (ii) First Essex Capital Trust I, and (iii) First Essex Capital Statutory Trust II.

                         FIRST ESSEX 401(k) Plan has the meaning given that term in Section 4.11(a)(iii).

                         FSLA means the Fair Labor Standards Act of 1938.

                         GAAP means generally accepted accounting principles as in effect at the relevant date.

                         HOLA means the Home Owners' Loan Act of 1933, as amended.

                         IRC means the Internal Revenue Code of 1986, as amended.

                         IRS means the Internal Revenue Service.

                         LABOR AND EMPLOYMENT LAW means any federal, state, local, or foreign law, statute, ordinance, executive order, rule, regulation, code, consent, order, judgment, decree, injunction or any agreement with any regulatory authority relating to (i) employment discrimination or affirmative action, (ii) labor relations, (iii) employee compensation or benefits, (iv) safety and health, (v) wrongful or retaliatory discharge, and/or (vi) any other aspect of the employment relationship. Such laws shall include, but not be limited to, Title VII of the Civil Rights Act of 1964 as amended, the Age Discrimination in Employment Act, the Americans with Disabilities Act, the Family and Medical Leave Act, the Employee Retirement Income Security Act, the Occupational Safety and Health Act, the Fair Labor Standards Act, the Fair Credit Collection Act, the Worker Adjustment and Retraining Notification Act, Executive Order 11246, the Employee Polygraph Protection Act, the Equal Pay Act, the National Labor Relations Act, the Older Worker Benefit Protection Act, the Rehabilitation Act, the Vietnam Era

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     Veterans Readjustment Assistance Act, as well as any and all state fair employment practices laws, any and all state labor relations laws, any and all state wage and hour laws, any and all state wage payment and collection laws, any and all state statutes regarding wrongful or retaliatory discharge, and federal and state common law regarding employment discrimination or affirmative action, labor relations, employee compensation or benefits, safety and health and/or wrongful or retaliatory discharge and/or related tort claims.

                         MDB means the Massachusetts Division of Banks.

                         MHPF means the Massachusetts Housing Partnership Fund.

                         MBBI means the Massachusetts Board of Bank
     Incorporation.

                         MDIF means the Massachusetts Depositors Insurance Fund

                         MATERIAL ADVERSE EFFECT shall mean, with respect to Sovereign or First Essex, respectively, any effect that is material and adverse to its assets, financial condition or results of operations on a consolidated basis, provided, however, that Material Adverse Effect shall not be deemed to include (a) any change in the value of the respective investment and loan portfolios of Sovereign or First Essex resulting from a change in interest rates generally, (b) any change occurring after the date hereof in any federal or state law, rule or regulation or in GAAP, which change affects banking institutions generally, including any changes affecting the Bank Insurance Fund or the Savings Association Insurance Fund, (c) changes in general economic (except in the context of determining a Material Adverse Effect for purposes of asset quality), legal, regulatory or political conditions affecting banking institutions generally, (d) changes resulting from the announcement of the transactions contemplated by this Agreement, (e) reasonable expenses (plus reasonable legal fees, cost and expense relating to any litigation arising as a result of the Merger and the costs associated with Section 4.11 hereof) incurred in connection with this Agreement and the transactions contemplated hereby, (f) actions or omissions of a party (or any of its Subsidiaries) taken pursuant to the terms of this Agreement with the prior written consent of the other party in contemplation of the transactions contemplated hereby (including without limitation any actions taken by First Essex pursuant to Section 4.10(a)(vii) of this Agreement), and (g) any effect with respect to a party hereto caused, in whole or in substantial part, by the other party.

                         MERGER means the merger of Merger Sub with and into First Essex, with First Essex surviving such merger, contemplated by this Agreement.

                         MERGER CONSIDERATION means the Cash Consideration or the Stock Consideration, as applicable.

                         MERGER SUB has the meaning given that term in the first paragraph of the Agreement.

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                         MERGER SUB COMMON STOCK has the meaning given that term
     in Section 1.02(e)(iii) of this Agreement.

                         MIXED ELECTION has the meaning given that term in
     Section 1.02(e)(ix).

                         NON-ELECTION SHARES shall have the meaning given that term in Section 1.02(f)(v).

                         NYSE means the New York Stock Exchange.

                         OTS means the Office of Thrift Supervision.

                         PDS means the Department of State of the Commonwealth of Pennsylvania.

                         PERSON means any individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, association, trust or "group" (as that term is defined in Section 13(d)(3) of the Exchange Act).

                         PROSPECTUS/PROXY STATEMENT means the prospectus/proxy statement, together with any supplements thereto, to be transmitted to holders of First Essex Common Stock in connection with the transactions contemplated by this Agreement.

                         REGISTRATION STATEMENT means the registration statement on Form S-4, including any pre-effective or post-effective amendments or supplements thereto, as filed with the SEC under the Securities Act with respect to the Sovereign Common Stock and Sovereign Stock Purchase Rights to be issued in connection with the transactions contemplated by this Agreement.

                         REGULATORY AGREEMENT has the meaning given to that term in Section 2.11 and 3.10 of this Agreement.

                         REGULATORY AUTHORITY means any banking agency or department of any federal or state government, including without limitation the OTS, the Federal Reserve Board, the FDIC, the MDB, the MHPF, the MBBI, the MDIF or the respective staffs thereof.

                         RIGHTS means warrants, options, rights, convertible securities and other capital stock equivalents which obligate an entity to issue its securities.

                         SEC means the Securities and Exchange Commission.

                         SECURITIES ACT means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time thereunder.

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                         SECURITIES DOCUMENTS means all registration statements,
     schedules, statements, forms, reports, proxy materials, and other documents required to be filed under the Securities Laws.

                         SECURITIES LAWS means the Securities Act and the Exchange Act and the rules and regulations promulgated from time to time thereunder.

                         SOVEREIGN COMMON STOCK has the meaning given to that term in Section 3.02(a) of this Agreement.

                         SOVEREIGN DISCLOSURE SCHEDULE means a disclosure schedule delivered by Sovereign to First Essex pursuant to this Agreement.

                         SOVEREIGN ESOP has the meaning given that term in
     Section 4.11(a)(i).

                         SOVEREIGN FINANCIALS means (i) the annual audited consolidated financial statements of Sovereign as of December 31, 2002 and for the three years ended December 31, 2002, including the notes thereto and (ii) the unaudited interim consolidated financial statements of Sovereign as of each calendar quarter thereafter included in Securities Documents filed by Sovereign, including the notes thereto.

                         SOVEREIGN MARKET PRICE means, as of any date, the closing sale price of a share of Sovereign Common Stock, as reported on the NYSE.

                         SOVEREIGN MARKET VALUE means, as of any date, the average of the Sovereign Market Prices for the ten consecutive trading days ending on the trading day preceding the date as of which the Sovereign Market Value is determined.

                         SOVEREIGN REGULATORY REPORTS means the annual reports of Sovereign or Sovereign Bank, as the case may be, filed with the OTS from December 31, 2002 through the Closing Date.

                         SOVEREIGN RIGHTS AGREEMENT means the Rights Agreement dated as of September 19, 1989, as amended September 27, 1995, and as further amended and restated June 21, 2001, between Sovereign and Mellon Investor Services LLC, as rights agent, relating to Sovereign's Series A Junior Participating Preferred Stock.

                         SOVEREIGN STOCK PURCHASE RIGHTS means Rights to purchase a unit of Sovereign's Series A Junior Participating Preferred Stock in accordance with the terms of the Sovereign Rights Agreement.

                         SOVEREIGN SUBSIDIARIES means (i) any corporation, 50% or more of the capital stock or equity interests of which are owned, either directly or indirectly, by Sovereign, except any corporation the stock of which is held in the ordinary course of the lending activities of a bank,
     (ii) Sovereign Bank, (iii) Merger Sub, and (iv) Sovereign Capital Trust I, Sovereign Capital Trust II and Sovereign Capital Trust III and any similar entity sponsored or created by Sovereign.

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                         SOVEREIGN 401(k) PLAN has the meaning given that term
     in Section 4.11(a)(ii).

                         STOCK CONSIDERATION shall have the meaning given that term in Section 1.02(e)(iv).

                         STOCK ELECTION shall have the meaning given that term in Section 1.02(e)(v).

                         STOCK ELECTION NUMBER has the meaning given that term in Section 1.02(e)(v).

                         STOCK ELECTION SHARES shall have the meaning given that term in Section 1.02(e)(vi).

                         STOCK PRORATION FACTOR shall have the meaning given that term in Section 1.02(e)(vi).

                         SUBSIDIARY means any corporation, 50% or more of the capital stock of which is owned, either directly or indirectly, by another entity, except any corporation the stock of which is held in the ordinary course of the lending activities of a bank.

                         SUPERIOR PROPOSAL means a bona fide written proposal for an Acquisition Transaction on terms which the Board of Directors of First Essex concludes in good faith, based upon a written opinion of its financial advisors and after consultation with First Essex's outside legal counsel, taking into account all the terms and conditions of the Acquisition Transaction (including any break-up fees, expense reimbursement provisions and conditions to consummation), the legal, financial and regulatory aspects of the proposal, and the person making the proposal, (i) are in the aggregate more favorable and provide greater value to all the stockholders of First Essex than the Merger and (ii) are fully financed, or reasonably capable of being fully financed, and otherwise reasonably capable of being completed as proposed.

                         SURVIVING CORPORATION has the meaning given to that term in Section 1.02(b).

                         TAKEOVER LAWS has the meaning given to that term in
     Section 2.20.

          Section 1.02   THE MERGER.

               (a) CLOSING. The closing will take place at on the Closing Date at such time and place as are agreed to by the parties hereto; provided, in any case, that all conditions to closing set forth in Article V (other than the delivery of certificates, opinions and other instruments and documents to be delivered at the closing) have been satisfied or waived at or prior to the Closing Date. On the Closing Date, Sovereign and First Essex shall cause the Certificate of Merger to be duly executed and filed with the DOSS.

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               (b)  THE MERGER. Subject to the terms and conditions of this
Agreement, on the Effective Date: Merger Sub shall merge with and into First Essex; the separate existence of Merger Sub shall cease; First Essex shall be the surviving corporation in the Merger (First Essex, as the surviving corporation in the Merger, sometimes referred to as the "Surviving Corporation"); and all of the property (real, personal and mixed), rights, powers and duties and obligations of Merger Sub shall be taken and deemed to be transferred to and vested in the Surviving Corporation, without further act or deed; all debts, liabilities and duties of each of Merger Sub and First Essex shall thereafter be the responsibility of the Surviving Corporation; all in accordance with the applicable laws of the State of Delaware.

               (c) CERTIFICATE OF INCORPORATION AND BYLAWS OF THE SURVIVING CORPORATION. On and after the Effective Date, the certificate of incorporation and bylaws of Merger Sub, as in effect immediately prior to the Effective Date, shall automatically be and remain the certificate of incorporation and bylaws of the Surviving Corporation, until thereafter altered, amended or repealed.

               (d) BOARD OF DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. On and after the Effective Date, the directors and officers of Merger Sub shall be the directors and officers of the Surviving Corporation, until such time as their successors are elected and duly qualified.

               (e) EFFECT ON SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of Sovereign, Merger Sub, First Essex or the holders of any of the following securities, the following shall occur:

                    (i) CANCELLATION OF CERTAIN COMMON STOCK. Each share of First Essex Common Stock that is owned by Sovereign, Merger Sub, First Essex or any of their Subsidiaries (other than shares that are held in trust, managed, custodial or nominee accounts and the like and that are beneficially owned by third parties) shall be canceled and cease to be issued and outstanding, and no consideration shall be delivered therefor.

                    (ii) CERTAIN SOVEREIGN COMMON STOCK NOT AFFECTED. Each issued and outstanding share of Sovereign Common Stock shall, at and after the Effective Time, continue to be issued and outstanding as an identical share of Sovereign Common Stock.

                    (iii) CONVERSION OF MERGER SUB COMMON STOCK. Each share of common stock of Merger Sub, $0.01 par value ("Merger Sub Common Stock"), issued and outstanding immediately prior to the Effective Time shall be canceled and retired at the Effective Time and automatically converted into one validly issued, fully paid and nonassessable share of common stock, $0.01 par value, of the Surviving Corporation. Each certificate evidencing ownership of a number of shares of Merger Sub Common Stock shall be deemed to evidence ownership of the same number of shares of common stock, $0.01 par value, of the Surviving Corporation.

                    (iv) CONVERSION OF FIRST ESSEX COMMON STOCK. Each share of First Essex Common Stock issued and outstanding immediately prior to the Effective Time (other than shares canceled pursuant to Section 1.02(e)(i) and shares with respect to

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     which the holder thereof duly exercises the right to dissent, if any, under applicable law) shall, based on the election procedures set forth below, be converted into the right to receive (x) $48.00 in cash (the "Cash Consideration") or (y) 2.9250 validly issued, fully paid and nonassessable shares of Sovereign Common Stock (the "Stock Consideration") (the "Common Stock Exchange Ratio"), plus such additional consideration, if any, provided by Section 1.02(e)(xii).

                    (v) STOCK ELECTION. Subject to the immediately following sentence, each record holder of First Essex Common Stock, determined pursuant to Section 1.02(f), shall be entitled to elect to receive shares of Sovereign Common Stock for such holder's shares of First Essex Common Stock (a "Stock Election"). Notwithstanding the foregoing, the number of shares of First Essex Common Stock to be converted into the right to receive Sovereign Common Stock at the Effective Time will be equal to 50% of the total number of shares of First Essex Common Stock issued and outstanding as of the close of business on the second trading day prior to the Effective Time (excluding for this purpose shares to be canceled pursuant to Section 1.02(e)(i)) (the "Stock Election Number").

                    (vi) STOCK ELECTION SHARES. As used herein, the term "Stock Election Shares" means shares of First Essex Common Stock for which a Stock Election has been made and the term "Aggregate Stock Election Share Number" means the aggregate number of shares of First Essex Common Stock covered by Stock Elections. If the Aggregate Stock Election Share Number exceeds the Stock Election Number, each Stock Election Share shall be converted into the right to receive shares of Sovereign Common Stock or cash in the following manner:

                           (A) a proration factor (the "Stock Proration Factor") shall be determined by dividing the Stock Election Number by the Aggregate Stock Election Share Number;

                           (B) the number of Stock Election Shares covered by each Stock Election that will be converted into the right to receive the Stock Consideration shall be determined by multiplying the Stock Proration Factor by the total number of shares of First Essex Common Stock covered by such Stock Election; and

                           (C) each Stock Election Share other than Stock Election Shares converted into the right to receive Sovereign Common Stock in accordance with Section 1.02(e)(vi)(B) above shall be converted into the right to receive the Cash Consideration.

                    (vii) CASH ELECTION. Subject to the immediately following sentence, each record holder of shares of First Essex Common Stock, determined pursuant to Section 1.02(f), shall be entitled to elect to receive Cash Consideration for such holder's shares of First Essex Common Stock (a "Cash Election"). Notwithstanding the foregoing, the number of shares of First Essex Common Stock to be converted into the right to receive cash at the Effective Time will be equal to 50% of the total number of shares of First Essex Common Stock issued and outstanding as of the close of business

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     on the second trading day prior to the Effective Time, minus (x) the number of shares of First Essex Common Stock with respect to which dissenters' rights, if any, have been duly exercised (excluding for this purpose shares to be canceled pursuant to Section 1.02(e)(i)) and (y) the aggregate number of shares with respect to which cash is paid in lieu of fractional shares pursuant to Section 1.2(e)(xi) (the "Cash Election Number").

                    (viii) CASH ELECTION SHARES. As used herein, the term "Cash Election Shares" means the shares of First Essex Common Stock for which a Cash Election has been made and the term "Aggregate Cash Election Share Number" means the aggregate number of shares of First Essex Common Stock covered by Cash Elections. If the Aggregate Cash Election Share Number exceeds the Cash Election Number, each Cash Election Share shall be converted into the right to receive cash or Sovereign Common Stock in the following manner:

                           (A) a proration factor (the "Cash Proration Factor") shall be determined by dividing the Cash Election Number by the Aggregate Cash Election Share Number;

                           (B) the number of Cash Election Shares covered by each Cash Election that will be converted into the right to receive Cash Consideration shall be determined by multiplying the Cash Proration Factor by the total number of shares of First Essex Common Stock covered by such Cash Election; and

                           (C) each Cash Election Share other than those shares converted into the right to receive cash in accordance with Section 1.02(e)(viii)(B) shall be converted into the right to receive the Stock Consideration.

                    (ix) MIXED ELECTION. Subject to the immediately following sentence, each record holder of shares of First Essex Common Stock immediately prior to the Effective Time shall be entitled to elect to receive shares of Sovereign Common Stock for part of such holder's shares of First Essex Common Stock and cash for the remaining part of such holder's shares of First Essex Common Stock (the "Mixed Election" and, collectively with Stock Election and Cash Election, the "Election"). With respect to each holder of First Essex Common Stock who makes a Mixed Election, the shares of First Essex Common Stock such holder elects to be converted into the right to receive the Stock Consideration shall be treated as Stock Election Shares for purposes of the provisions contained in Sections 1.02(e)(v) and (vi) and the shares such holder elects to be converted into the right to receive Cash Consideration shall be treated as Cash Election Shares for purposes of the provisions contained in Sections 1.02(e)(vii) and (viii).

                    (x) ADJUSTMENTS TO STOCK AND CASH CONSIDERATION. Notwithstanding anything herein to the contrary, the total Stock Consideration shall be increased and the total Cash Consideration shall be decreased if, but only to the extent, necessary to ensure that the total value of the Cash Consideration to be received by the First

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     Essex stockholders is no more than 60% of the total consideration to be received by the First Essex stockholders, as follows: The Stock Election Shares held by any First Essex stockholder shall, instead of the right to receive the Stock Consideration set forth in section 1.02(e)(iv), be converted in the aggregate into the right to receive that number of shares of validly issued, fully paid and nonassessable shares of Sovereign Common Stock equal to (a) 2.9250 times the number of such Stock Election Shares, plus (b) an additional number of whole and fractional shares of Sovereign Common Stock which, when multiplied by the Sovereign Market Price as of the Business Date immediately preceding the Closing Date, equals the difference (the "Adjustment Amount") between (x) 40% of the sum of (I) $48.00 times the number of such Stock Election Shares plus (II) the amount of cash in lieu of fractional shares of Sovereign Common Stock otherwise deliverable pursuant to section 1.02(e)(xi) in respect of such Stock Election Shares, minus (y) 60% of the Sovereign Market Price, as of the Business Date immediately preceding the Closing Date, multiplied by 2.9250 times the number of such Stock Election Shares; and the Cash Election Shares held by any First Essex stockholder shall, instead of the right to receive the Cash Consideration set forth in section 1.02(e)(iv), be converted in the aggregate into the right to receive an amount of cash equal to the product of (a) the number of such Cash Election Shares, times (b) the quotient obtained by dividing (x) $48.00 times the total number of Cash Election Shares held by all First Essex stockholders, minus the aggregate of all Adjustment Amounts for all Stock Election Shares held by all First Essex stockholders (as calculated above) by (y) the total number of Cash Election Shares held by all First Essex stockholders.

                    (xi) CASH IN LIEU OF FRACTIONAL SHARES. Notwithstanding anything herein to the contrary, no fraction of a whole share of Sovereign Common Stock and no scrip or certificate therefore shall be issued in connection with the Merger. Any former First Essex stockholder who would otherwise be entitled to receive a fraction of a share of Sovereign Common Stock shall receive, in lieu thereof, cash in an amount equal to such fraction multiplied by the Average Final Price.

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                    (xii)  ADDITIONAL CONSIDERATION FOR STOCK ELECTION SHARES IN
     CERTAIN CASES. In the event that First Essex delivers to Sovereign a written notice of termination under Section 6.01(d) and thereafter
     Sovereign delivers a written notice indicating that it intends to proceed with the Merger by paying additional consideration, then each Stock
     Election Share shall be converted into the right to receive a number of shares of Sovereign Common Stock plus cash (if any) equal in value to $13.14. For purposes of the preceding sentence, (x) the number of shares of Sovereign Common Stock payable shall not be less than the number of shares set forth in Clause (y) of Section 1.02(e)(iv), (y) shares of Sovereign Common Stock paid shall be valued at the Sovereign Market Value as of the close of business on the Business Date immediately preceding the Closing Date, and (z) the determination to pay additional shares of Sovereign
     Common Stock, cash or a combination of both shall be made at Sovereign's sole discretion; provided, however, that in no event shall the aggregate number of shares of Sovereign Common Stock payable in the Merger pursuant to this Section 1.02(e)(xii) be less than a number of shares necessary for First Essex and Sovereign to secure the opinions described in Section 5.01(i) and Section 5.02(i), respectively.

               (f)  FORM OF ELECTION.

                    (i) Prior to the Effective Time, Sovereign shall appoint Mellon Shareholder Services, LLC, or some other entity selected by Sovereign subject to the approval of First Essex (which approval shall not be unreasonably withheld or delayed), as the exchange and paying agent (the "Exchange Agent") for the payment and exchange of the Cash and Stock Consideration.

                    (ii) Sovereign shall prepare a form of election (the "Form of Election") subject to the approval of First Essex (which approval shall not be unreasonably withheld or delayed) to be mailed by the Exchange Agent to the record holders of First Essex Common Stock not more than 60 Business Days or less than 20 Business Days prior to the Election Date. The Form of Election shall be used by each record holder of shares of First Essex Common Stock who wishes to elect to receive Sovereign Common Stock or cash for any or all shares of First Essex Common Stock held by such holder, subject to the provisions of Section 1.02(e). The Exchange Agent shall use reasonable efforts to make the Form of Election available to all persons who become holders of First Essex Common Stock during the period between the record date (for the mailing of the Form of Election) and the Election Date. Any holder's election shall have been properly made only if the Exchange Agent shall have received at its designated office, by 5:00 p.m., New York City time, on the Business Day specified in the Form of Election (or a later Business Day specified by Sovereign in a subsequent press release) (the "Election Date", which Election Date shall be two Business Days prior to the date on which the Effective Time will occur), a Form of Election properly completed and signed and accompanied by certificates that immediately prior to the Effective Time represented issued and outstanding shares of First Essex Common Stock (the "First Essex Certificates") to which such Form of Election relates, in form acceptable for transfer on the books of First Essex (or by an appropriate guarantee of delivery of such First Essex Certificates as set forth in such Form of Election from a firm which is an "eligible guarantor institution" (as defined in Rule 17Ad-15 under the Exchange Act) provided that such First Essex Certificates are in fact delivered to the Exchange Agent by the time set forth in such guarantee of delivery).

                    (iii) Any Form of Election may be revoked by the stockholder submitting it to the Exchange Agent only by written notice received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Election Date. If a Form of Election is revoked, the First Essex Certificate or First Essex Certificates (or guarantees of delivery, as appropriate) for the shares of First Essex Common Stock to which such Form of Election relates shall be promptly returned by the Exchange Agent to the stockholder of First Essex submitting the same. In addition, in the event that the Agreement is terminated for any reason, any First Essex Certificates in the possession of Sovereign or the Exchange Agent shall be promptly returned to the stockholder of First Essex who submitted the Form of Election to which such First Essex Certificates relate.

                    (iv) Sovereign shall have the discretion, which it may delegate in whole or in part to the Exchange Agent, to determine whether Forms of Election have been properly completed, signed and submitted or revoked and to disregard immaterial defects in Forms of Election. The decision of Sovereign or the Exchange Agent in such matters shall be conclusive and binding. Neither Sovereign nor the Exchange Agent shall be under any obligation to notify any person of any defect in a Form of Election submitted to the Exchange Agent. The Exchange Agent shall also make, within seven business days after the Election Date, all computations contemplated by Section 1.02(e) and all such computations shall be conclusive and binding on the holder of shares of First Essex Common Stock.

                    (v) For the purposes hereof, a holder of shares of First Essex Common Stock who does not submit a Form of Election which is subsequently received by the Exchange Agent prior to the Election Date (the "Non-Election Shares") shall be deemed not to have made a Cash Election, Stock Election or Mixed Election. If Sovereign or the Exchange Agent shall determine that any purported Election was not properly made, the shares subject to such improperly made Election shall be treated as Non-Election Shares. Non-Election Shares shall be treated as Cash Election Shares up to the Cash Election Number and as Stock Election Shares for any Non-Election Shares in excess of the Cash Election Number.

               (g)  STOCK OPTIONS.

                    (i) At the Effective Time, and subject to the provisions of paragraph (ii) of this Section 1.02(g), each option to acquire First Essex Common Stock ("First Essex Option") which is then outstanding and exercisable immediately prior to the Effective Time held by (A) a director of First Essex, (B) an employee of First Essex who will not continue employment with Sovereign following the Effective Date, (C) an employee of First Essex holding fewer than 2,000 First Essex Options who will continue employment with Sovereign following the Effective Date, or (D) an employee of First Essex holding in excess of 2,000 First Essex Options who will continue employment with Sovereign following the Effective Date and so elects pursuant to a written election submitted to First Essex prior to the Election Date, shall be terminated and each grantee thereof shall be entitled to receive, in lieu of, and in full satisfaction of, each share of First Essex Common Stock that would otherwise have been issuable upon the exercise thereof, an amount equal to the positive difference between the Cash Consideration and the exercise price for such First Essex Option; provided, however, that if no positive difference exists between the Cash Consideration and the exercise price for a First Essex Option covered by this Section 1.02(g)(i), such First Essex Option shall be converted in a manner specified in Section 1.02(g)(ii). First Essex agrees to take or cause to be taken all action necessary to provide for termination of First Essex Options covered by this Section 1.02(g)(i) and the payment of the amounts required in connection therewith effective at or before the Effective Time.

                    (ii) In the event that an employee of First Essex holding in excess of 2,000 First Essex Options who will continue employment with Sovereign following the Effective Date so elects pursuant to a written election submitted to First Essex prior to the Election Date, which shall be in such form as shall be prescribed by First Essex and reasonably satisfactory to Sovereign, each First Essex Option held by such holder (or by a holder of a First Essex Option for which no positive difference exists between the Cash Consideration and the exercise price of such First Essex Option as provided in Section1.02(g)(i)) which is outstanding and unexercised immediately prior to the Effective Time, whether or not then outstanding an unexercised immediately prior to the Effective Time, whether or not then exercisable, shall cease to represent a right to acquire shares of First Essex Common Stock and shall be converted automatically into an option to purchase shares of Sovereign Common Stock and the corresponding number of Sovereign Stock Purchase Rights, and Sovereign shall assume each First Essex Option, in accordance with the terms of the applicable First Essex Stock Option Plan and stock option or other agreement by which it is evidenced, except that from and after the Effective Time, (i) Sovereign and its Board of Directors shall be substituted for First Essex and the committee of First Essex's Board of Directors (including, if applicable, the entire Board of Directors of First Essex) administering such First Essex Stock Option Plan, (ii) each First Essex Option assumed by Sovereign may be exercised solely for shares of Sovereign Common Stock, (iii) the number of shares of Sovereign Common Stock subject to such First Essex Option shall be equal to the number of shares of First Essex Common Stock subject to such First Essex Option immediately prior to the Effective Time multiplied by the Common Stock Exchange Ratio, as the case may be, provided that any fractional shares of Sovereign Common Stock resulting from such multiplication shall be rounded down to the nearest share, and (iv) the per share exercise price under each such First Essex Option shall be adjusted by dividing the per share exercise price under each such First Essex Option by the Common Stock Exchange Ratio, as the case may be, provided that such exercise price shall be rounded up to the nearest cent. Notwithstanding clauses (iii) and (iv) of the preceding sentence, each First Essex Option which is an "incentive stock option" shall be adjusted as required by
     Section 424 of the IRC, and the regulations promulgated thereunder, so as not to constitute a modification, extension or renewal of the option within the meaning of Section 424(h) of the IRC. Sovereign and First Essex agree to take all necessary steps to effect the foregoing provisions of this
     Section 1.02(g).

                    (iii) Prior to the Effective Time, First Essex shall take or cause to be taken all actions required under First Essex Stock Option Plans to provide for the actions set forth in paragraphs (i) and (ii) of this Section 1.02(g), which actions shall be reasonably satisfactory to Sovereign.

                    (iv) Within 10 days after the Effective Date, Sovereign shall file a registration statement on Form S-8 (or any other successor or appropriate form) with respect to the shares of Sovereign Common Stock and Sovereign Stock Purchase Rights subject to the options referenced in this
     Section 1.02(g), and shall use its reasonable best efforts to maintain the current status of the prospectus or prospectuses contained therein for so long as such options remain outstanding.

               (h)  SURRENDER AND EXCHANGE OF FIRST ESSEX STOCK CERTIFICATES.

                    (i) EXCHANGE FUND. At or prior to the Effective Time, Sovereign shall deposit with the Exchange Agent, in trust for the benefit of holders of shares of First Essex Common Stock sufficient cash and certificates representing shares of Sovereign Common Stock to make all payments and deliveries to stockholders of First Essex pursuant to Section 1.02(e). Any cash and certificates for Sovereign Common Stock deposited with the Exchange Agent shall hereinafter be referred to as the "Exchange Fund."

                    (ii) EXCHANGE PROCEDURES FOR EFFECTIVE FORMS OF ELECTION SUBMITTED BY ELECTION DATE. As soon as practicable after the Effective Time (and in any case no later than five (5) days thereafter), Sovereign shall cause the Exchange Agent to mail the Merger Consideration to stockholders of First Essex who have submitted effective Forms of Election prior to the Election Date.

                    (iii) EXCHANGE PROCEDURES IN ABSENCE OF EFFECTIVE FORMS OF ELECTION SUBMITTED PRIOR TO EFFECTIVE DATE. As soon as reasonably practicable after the Effective Time (and in any case no later than ten
     (10) days thereafter), Sovereign shall cause the Exchange Agent to mail to each record holder of First Essex Common Stock immediately prior to the Effective Time who has not surrendered First Essex Certificates representing all of the Shares of First Essex Common Stock owned by such holder pursuant to Section 1.02(f)(ii) a letter of transmittal which shall specify that delivery of the First Essex Certificates shall be effected, and risk of loss and title to the First Essex Certificates shall pass, only upon delivery of the First Essex Certificates to the Exchange Agent, and which letter shall be in customary form and have such other provisions as Sovereign may reasonably specify and instructions for effecting the surrender of such First Essex Certificates in exchange for the Cash Consideration and/or the Stock Consideration, as the case may be. Upon surrender of a First Essex Certificate to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such First Essex Certificate shall be entitled to receive within ten (10) days in exchange therefor (A) a certificate representing, in the aggregate, the whole number of shares of Sovereign Common Stock that such holder has the right to receive pursuant to Section 1.02(e) and/or (B) a check in the amount equal to the cash that such holder has the right to receive pursuant to Section 1.02(e). No interest will be paid or will accrue on any cash payment pursuant to Section 1.02(e). In the event of a transfer of ownership of First Essex Common Stock which is not registered in the transfer records of First Essex, a certificate representing, in the aggregate, the proper number of shares of Sovereign Common Stock and/or a check in the proper amount pursuant to Section 1.02(e) may be issued with respect to such First Essex Common Stock, as the case may be, to such a transferee if the First Essex Certificate formerly representing such shares of First Essex Common Stock is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid. Persons who have submitted an effective Form of Election as provided in Section 1.02(f) and surrendered First Essex Certificates as provided therein shall be treated as if they have properly surrendered First Essex Certificates together with the letter of transmittal pursuant to this Section 1.02(h).

                    (iv) DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES. No dividends or other distributions declared or made with respect to shares of Sovereign Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered First Essex Certificate with respect to the shares of Sovereign Common Stock that such First Essex Certificate holder would be entitled to receive upon surrender of such First Essex Certificate until such holder shall surrender such First Essex Certificate in accordance with Section 1.02(h)(iii). Subject to the effect of applicable laws, following surrender of any such First Essex Certificate, there shall be paid to such holder of shares of Sovereign Common Stock issuable in exchange therefor, without interest, (a) promptly after the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Sovereign Common Stock and (b) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such whole shares of Sovereign Common Stock.

                    (v) NO FURTHER OWNERSHIP RIGHTS. All shares of Sovereign Common Stock issued and cash paid upon conversion of shares of First Essex Common Stock in accordance with the terms of this Agreement shall be deemed to have been issued or paid in full satisfaction of all rights pertaining to the shares of First Essex Common Stock.

                    (vi) TERMINATION OF EXCHANGE FUND. Any portion of the Exchange Fund which remains undistributed to the holders of First Essex Certificates for twelve (12) months after the Effective Date shall be delivered to Sovereign or otherwise on the instructions of Sovereign and any holders of the First Essex Certificates who have not previously complied with this Section 1.02(h) shall thereafter look only to Sovereign for the Merger Consideration with respect to the shares of First Essex Stock formerly represented thereby to which such holders are entitled pursuant to Section 1.02(e) any cash in lieu of fractional shares of Sovereign Common Stock to which such holders are entitled pursuant to
     Section 1.02(e)(xi) and any dividends or distributions with respect to shares of Sovereign Common Stock to which such holders are entitled pursuant to Section 1.02(h)(iv).

                    (vii) NO LIABILITY. None of Sovereign, First Essex, any of their respective Affiliates or the Exchange Agent shall be liable to any Person in respect of any Merger Consideration from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                    (viii) INVESTMENT OF THE EXCHANGE FUND. The Exchange Agent shall invest any cash included in the Exchange Fund as reasonably directed by Sovereign; provided that, such investments shall be in obligations of or guaranteed by the United States of America and backed by a full faith and credit of the United States of America or in commercial paper obligations rated P-1 and A-1 or better by Moody's Investors Service, Inc. and Standard & Poor's Corporation, respectively. Any interest and other income resulting from such investments shall be payable to Sovereign.

                    (ix) LOST CERTIFICATES. If any First Essex Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such First Essex Certificate to be lost, stolen or destroyed and, if required by Sovereign the posting by such Person of a bond in such reasonable amount as Sovereign may direct as indemnity against any claim that may be made against it with respect to such First Essex Certificate, the Exchange Agent will deliver in exchange for such lost, stolen, or destroyed First Essex Certificate the applicable Merger Consideration with respect to the shares of First Essex Common Stock formerly represented thereby, any cash in lieu of fractional shares of Sovereign Common Stock to which the holders thereof are entitled pursuant to Section 1.02(e)(x), and any dividends or other distributions on shares of Sovereign Common Stock to which the holders thereof are entitled pursuant to Section 1.02(h)(iv).

                    (x) WITHHOLDING RIGHTS. Sovereign shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of First Essex Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the IRC and the rules and regulations promulgated thereunder, or any provisions of state, local or foreign tax law. To the extent that amounts are so withheld by Sovereign, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of First Essex Common Stock in respect of which such deduction and withholding was made by Sovereign.

                    (xi) STOCK TRANSFER BOOKS. At the close of business on the Effective Date, the stock transfer books of First Essex with respect to First Essex Common Stock issued and outstanding prior to the Effective Time shall be closed and, thereafter, there shall be no further registration of transfers on the records of First Essex of shares of First Essex Common Stock issued and outstanding prior to the Effective Time. From and after the Effective Time, the holders of First Essex Certificates shall cease to have any rights with respect to such shares of First Essex Common Stock formerly represented thereby, except as otherwise provided herein or by law. On or after the Effective Time, any First Essex Certificates presented to the Exchange Agent or Sovereign for any reason shall be exchanged for the applicable Merger Consideration with respect to the shares of Sovereign or First Essex Common Stock, as the case may be, formerly represented thereby, any cash in lieu of fractional shares of Sovereign Common Stock to which the holders thereof are entitled pursuant to Section 1.02(e)(xi), and any dividends or other distributions on shares of Sovereign Common Stock to which the holders thereof are entitled pursuant to Section 1.02(h)(iii).

                    (i) ANTI-DILUTION PROVISIONS. If Sovereign shall, at any time before the Effective Date, (A) issue a dividend in shares of Sovereign Common Stock, (B) combine the outstanding shares of Sovereign Common Stock into a smaller number of shares, (C) subdivide the outstanding shares of Sovereign Common Stock, or (D) reclassify the shares of Sovereign Common Stock, then, in any such event, the number of shares of Sovereign Common Stock to be delivered to First Essex stockholders who are entitled to receive shares of Sovereign Common Stock in exchange for shares of First Essex Common Stock shall be adjusted so that each First Essex stockholder shall be entitled to receive such number of shares of Sovereign Common Stock as such stockholder would have been entitled to receive if the Effective Date had occurred immediately prior to the happening of such event. (By way of illustration, if Sovereign declares a stock dividend of 7% payable with respect to a record date on or prior to the Effective Date, the Common Stock Exchange Ratio shall be adjusted upward by 7%). In addition, in the event that, prior to the Effective Date, Sovereign enters into an agreement pursuant to which shares of Sovereign Common Stock would be converted into shares or other securities or obligations of another corporation, proper provision shall be made in such agreement so that each First Essex stockholder entitled to receive shares of Sovereign Common Stock in the Merger shall be entitled to receive such number of shares or other securities or amount of obligations of such other corporation as such stockholder would be entitled to receive if the Effective Date had occurred immediately prior to the happening of such event.

          Section 1.03 SURVIVING CORPORATION MERGER. Sovereign and the Surviving Corporation shall take all necessary or appropriate action, including entering into an appropriate agreement and plan of merger, to cause the Surviving Corporation to merge with and into Sovereign in accordance with applicable laws and regulations and the terms of such agreement and plan of merger as soon a practicable after the Effective Time. Upon completion of such merger, the separate corporate existence of the Surviving Corporation shall cease and Sovereign shall survive and continue to exist as a business corporation incorporated under the BCL.

          Section 1.04 BANK MERGER. Sovereign and First Essex shall use their best efforts to cause First Essex Bank to merge with and into Sovereign Bank, with Sovereign Bank surviving such merger, concurrently with ,or as soon as practicable after the Effective Date. Concurrently with, or as soon as practicable after, the execution and delivery of this Agreement, Sovereign shall cause Sovereign Bank, and First Essex shall cause First Essex Bank, to execute and deliver a bank plan of merger (the "Bank Plan of Merger") in a form acceptable to Sovereign and First Essex.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF FIRST ESSEX

          First Essex hereby represents and warrants to Sovereign that, except as specifically set forth in the First Essex Disclosure Schedule delivered to Sovereign by First Essex on the date hereof:

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          Section 2.01   ORGANIZATION.

               (a) First Essex is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. First Essex is a savings and loan holding company duly registered under HOLA pursuant to an election made under Section 10(1) thereof. First Essex has the corporate power and authority to carry on its business and operations as now being conducted and to own and operate the properties and assets now owned and being operated by it. First Essex is qualified or licensed to do business as a foreign corporation in each jurisdiction in which it is required to be so qualified or licensed as the result of the ownership or leasing of property or the conduct of its business except where the failure to be so qualified or licensed would not have a Material Adverse Effect on First Essex.

               (b) First Essex Bank is a savings bank duly organized and validly existing under the laws of the Commonwealth of Massachusetts. First Essex Bank has the corporate power and authority to carry on its business and operations as now being conducted and to own and operate the properties and assets now owned and being operated by it. First Essex Bank and each other First Essex Subsidiary is qualified or licensed to do business as a foreign corporation in each jurisdiction in which it is required to be so qualified or licensed as the result of the ownership or leasing of property or the conduct of its business, except where the failure to be so qualified or licensed would not have a Material Adverse Effect on First Essex.

               (c) There are no First Essex Subsidiaries other than First Essex Bank, First Essex Capital Trust I, First Essex Capital Trust II, and those identified in the First Essex Disclosure Schedule.

               (d) The deposits of First Essex Bank are insured by the FDIC to the extent provided in the FDIA and by the MDIF in amounts exceeding FDIC limits.

               (e) The respective minute books of First Essex and First Essex Bank and each other First Essex Subsidiary accurately record, in all material respects, all material corporate actions of their respective stockholders and boards of directors (including committees).

               (f) Prior to the date of this Agreement, First Essex has delivered to Sovereign true and correct copies of the certificate of incorporation and bylaws of First Essex, the charter and bylaws of First Essex Bank and the articles of incorporation and bylaws of each other First Essex Subsidiary, each as in effect on the date hereof.

          Section 2.02   CAPITALIZATION.

               (a) The authorized capital stock of First Essex consists of (i) 25,000,000 shares of common stock, $.10 par value per share ("First Essex Common Stock"), of which as of the date of this Agreement 2,429,300 shares were issued and held by First Essex as treasury stock and 7,734,874 shares are outstanding, validly issued, fully paid and nonassessable and free of preemptive rights and
(ii) 5,000,000 shares of preferred stock, $.10 par value per share, none of which are issued or outstanding. Neither First Essex nor First Essex Bank nor any other First Essex Subsidiary has or is bound by any subscription, option, warrant, call, commitment, agreement, plan or other Right of any character relating to the purchase, sale or issuance or voting of, or right to receive dividends or other distributions on any shares of First

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Essex Common Stock, First Essex preferred stock or any other security of First
Essex or any securities representing the right to vote, purchase or otherwise receive any shares of First Essex Common Stock, First Essex preferred stock or any other security of First Essex, other than (i) the First Essex Stock Purchase Rights, (ii) 1,059,721 shares issuable or to be issued under First Essex Stock Option Plans or stock options otherwise granted by the First Essex Board of Directors and evidenced by written stock option agreements, and as set forth in reasonable detail (including the weighted average exercise price of all such options) in the First Essex Disclosure Schedule, (iii) capital securities issued by First Essex Capital Trust I, (iv) capital securities issued by First Essex Capital Statutory Trust II, and (v) shares issuable under First Essex's 401(k) Retirement Savings Plan.

               (b) The authorized capital stock of First Essex Bank consists exclusively of (i) 100,000 shares of common stock, $10.00 par value ("First Essex Bank Common Stock"), of which 98,858 shares are outstanding, validly issued, fully paid, nonassessable, free of preemptive rights, all of which are owned by First Essex free and clear of any lien, security interests, pledges, charges and restrictions of any kind or nature. Neither First Essex nor any First Essex Subsidiary has or is bound by any subscription, option, warrant, call, commitment, agreement or other Right of any character relating to the purchase, sale or issuance or voting of, or right to receive dividends or other distributions on any shares of the capital stock of any First Essex Subsidiary or any other security of any First Essex Subsidiary or any securities representing the right to vote, purchase or otherwise receive any shares of the capital stock or any other security of any First Essex Subsidiary. Either First Essex or First Essex Bank owns all of the outstanding shares of capital stock of each First Essex Subsidiary free and clear of all liens, security interests, pledges, charges, encumbrances, agreements and restrictions of any kind or nature, except that, in the case of First Essex Capital Trust I and First Essex Capital Statutory Trust II, First Essex owns 100% of the common securities.

               (c) Except for the First Essex Subsidiaries, neither (i) First Essex, (ii) First Essex Bank, nor (iii) any other First Essex Subsidiary, owns any equity interest, directly or indirectly, in any other company or controls any other company, except for equity interests held in the investment portfolios of First Essex Subsidiaries, equity interests held by First Essex Subsidiaries in a fiduciary capacity, and equity interests held in connection with the commercial loan activities of First Essex Subsidiaries. There are no subscriptions, options, warrants, calls, commitments, agreements or other Rights outstanding and held by First Essex or First Essex Bank with respect to any other company's capital stock or the equity of any other person.

               (d) To the best of First Essex's knowledge, except as disclosed in First Essex's proxy statement dated April 1, 2003, no person or "group" (as that term is used in Section 13(d)(3) of the Exchange Act), is the beneficial owner (as defined in Section 13(d) of the Exchange Act) of 5% or more of the outstanding shares of First Essex Common Stock.

          Section 2.03   AUTHORITY; NO VIOLATION.

               (a) First Essex has full corporate power and authority to execute and deliver this Agreement and to complete the transactions contemplated hereby. First Essex Bank has full corporate power and authority to execute and deliver the Bank Plan of Merger and to complete the Bank Merger. The execution and delivery of this Agreement by First Essex and the

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completion by First Essex of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of First Essex and, except for approval by the stockholders of First Essex as required under the DGCL, First Essex's certificate of incorporation and bylaws and Nasdaq Stock Market requirements applicable to it, no other corporate proceedings on the part of First Essex are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by First Essex and, subject to (i) approval of the stockholders of First Essex as required under the DGCL, First Essex's certificate of incorporation and bylaws and Nasdaq Stock Market requirements applicable to it and (ii) receipt of the required approvals from Regulatory Authorities described in Section 3.04 hereof and compliance with such required approvals, constitutes the valid and binding obligation of First Essex, enforceable against First Essex in accordance with its terms, subject further to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity. The Bank Plan of Merger, upon its execution and delivery by First Essex Bank concurrently with, or as soon as practicable after, the execution and delivery of this Agreement, will constitute the valid and binding obligation of First Essex Bank, enforceable against First Essex Bank in accordance with its terms, subject to applicable conservatorship or receivership provisions of the FDIA, or insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity.

               (b) (A) The execution and delivery of this Agreement by First Essex, (B) the execution and delivery of the Bank Plan of Merger by First Essex Bank, (C) subject to receipt of approvals from First Essex's stockholders and the receipt of approvals from the Regulatory Authorities referred to in Section
3.04 hereof and First Essex's and Sovereign's compliance with any conditions contained therein, the completion of the transactions contemplated hereby, and
(D) compliance by First Essex or First Essex Bank with any of the terms or provisions hereof or of the Bank Plan of Merger, will not (i) conflict with or result in a breach of any provision of the certificate of incorporation or bylaws of First Essex or any First Essex Subsidiary; (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to First Essex or any First Essex Subsidiary or any of their respective properties or assets; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of First Essex or any First Essex Subsidiary under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, commitment or other instrument or obligation to which First Essex or any First Essex Subsidiary is a party, or by which they or any of their respective properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults under clause (ii) or (iii) hereof which, either individually or in the aggregate, will not have a Material Adverse Effect on First Essex.

          Section 2.04 CONSENTS. Except for the consents, approvals, filings and registrations from or with the Regulatory Authorities referred to in Section
3.04 hereof and compliance with any conditions contained therein, and the approval of this Agreement by the stockholders of First Essex under the DGCL, First Essex's certificate of incorporation and bylaws, and Nasdaq Stock Market requirements applicable to it, and the approval of the Bank

Plan of Merger by First Essex as sole stockholder of First Essex Bank under the laws of the Commonwealth of Massachusetts, and by the First Essex Bank Board of Directors, no consents or approvals of, or filings or registrations with, any public body or authority are necessary, and no consents or approvals of any third parties are necessary, or will be, in connection with (a) the execution and delivery of this Agreement by First Essex or the Bank Plan of Merger by First Essex Bank, and (b) the completion by First Essex of the transactions contemplated hereby or by First Essex Bank of the Bank Merger. As of the date hereof, First Essex has no reason to believe that (i) any required consents or approvals will not be received or will be received with conditions, limitations or restrictions unacceptable to it or which would adversely impact First Essex's ability to complete the transactions contemplated by this Agreement or that (ii) any public body or authority, the consent or approval of which is not required or any filing with which is not required, will object to the completion of the transactions contemplated by this Agreement.

          Section 2.05   FINANCIAL STATEMENTS.

               (a) First Essex has previously delivered or will deliver to Sovereign the First Essex Regulatory Reports. The First Essex Regulatory Reports have been, or will be, prepared in all material respects in accordance with applicable regulatory accounting principles and practices, including, but not limited to, all applicable rules, regulations and pronouncements of applicable Regulatory Authorities, throughout the periods covered by such statements, and present, or will present in all material respects, the financial position, results of operations and changes in stockholders' equity of First Essex as of and for the periods ended on the dates thereof, in accordance with applicable regulatory accounting principles, including, but not limited to, all applicable rules, regulations and pronouncements of applicable Regulatory Authorities, applied on a consistent basis.

               (b) First Essex has previously delivered to Sovereign the First Essex Financials. The First Essex Financials have been, or will be, prepared in accordance with GAAP applied on a consistent basis throughout the periods covered by such statements, except as noted therein, and fairly present, or will fairly present, the consolidated financial position, results of operations and cash flows of First Essex as of and for the periods ended on the dates thereof, in accordance with GAAP applied on a consistent basis, except as noted therein.

               (c) At the date of each balance sheet included in the First Essex Financials or the First Essex Regulatory Reports, neither First Essex nor First Essex Bank (as the case may be) had, or will have any liabilities, obligations or loss contingencies of any nature (whether absolute, accrued, contingent or otherwise) of a type required to be reflected in such First Essex Financials or First Essex Regulatory Reports or in the footnotes thereto which are not fully reflected or reserved against therein or fully disclosed in a footnote thereto, except for liabilities, obligations and loss contingencies which are not material in the aggregate and which are incurred in the ordinary course of business, consistent with past practice and except for liabilities, obligations and loss contingencies which are within the subject matter of a specific representation and warranty herein and subject, in the case of any unaudited statements, to normal, recurring audit adjustments and the absence of footnotes.

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          Section 2.06   TAXES. First Essex and the First Essex Subsidiaries are
members of the same affiliated group within the meaning of IRC Section 1504(a). First Essex has duly filed, and will file, all federal, state and local tax returns required to be filed by or with respect to First Essex and all First Essex Subsidiaries on or prior to the Closing Date (all such returns being accurate and correct in all material respects) and has duly paid or will pay, or made or will make provisions and related balance sheet accruals (if required) for the payment of, all federal, state and local taxes which have been incurred by or are due or claimed to be due from First Essex and any First Essex Subsidiary by any taxing authority or pursuant to any tax sharing agreement or arrangement (written or oral) on or prior to the Closing Date other than taxes which (i) are not delinquent or (ii) are being contested in good faith.

          Section 2.07 NO MATERIAL ADVERSE EFFECT. First Essex has not suffered any Material Adverse Effect since December 31, 2002.

          Section 2.08   CONTRACTS.

               (a) Except as described in this Agreement, or in the First Essex Disclosure Schedule, neither First Essex nor any First Essex Subsidiary is a party to or subject to: (i) any employment, consulting or severance contract or arrangement with any past or present officer, director or employee of First Essex or any First Essex Subsidiary, except for "at will" arrangements; (ii) any plan, arrangement or contract providing for bonuses, pensions, options, deferred compensation, retirement payments, profit sharing or similar arrangements for or with any past or present officers, directors or employees of First Essex or any First Essex Subsidiary; (iii) any collective bargaining agreement with any labor union relating to employees of First Essex or any First Essex Subsidiary; (iv) any agreement which by its terms limits the payment of dividends by any First Essex Subsidiary; (v) any instrument evidencing or related to indebtedness for borrowed money whether directly or indirectly, by way of purchase money obligation, conditional sale, lease purchase, guaranty or otherwise, in respect of which First Essex or any First Essex Subsidiary is an obligor to any person, which instrument evidences or relates to indebtedness, other than deposits, repurchase agreements, Federal Home Loan Bank advances and repurchases, the junior subordinated debentures referred to in Section 4.05(e), bankers acceptances and "treasury tax and loan" accounts established in the ordinary course of business and transactions in "federal funds" or which contains financial covenants or other restrictions (other than those relating to the payment of principal and interest when due) which would be applicable on or after the Closing Date to Sovereign or any Sovereign Subsidiary; or (vi) any contract (other than this Agreement) limiting the freedom of First Essex or any First Essex Subsidiary to engage in any type of banking or bank-related business permissible under law.

               (b) True and correct copies of agreements, plans, arrangements and instruments referred to in Section 2.08(a) have been provided to Sovereign on or before the date hereof, are listed on the First Essex Disclosure Schedule and are in full force and effect on the date hereof and neither First Essex nor any First Essex Subsidiary (nor, to the knowledge of First Essex, any other party to any such contract, plan, arrangement or instrument) has breached any provision of, or is in default in any respect under any term of, any such contract, plan, arrangement or instrument which breach has resulted in or will result in a Material Adverse Effect with respect to First Essex. Except as described in this Agreement or as set forth in the

First Essex Disclosure Schedule, (i) no party to any material contract, plan, arrangement or instrument will have the right to terminate any or all of the provisions of any such contract, plan, arrangement or instrument as a result of the transactions contemplated by this Agreement, (ii) none of the employees (including officers) of First Essex or any First Essex Subsidiary, possess the contractual right to terminate their employment as a result of the execution of this Agreement or upon completion of the Merger on the Effective Date, and each contract with any director, officer and employee is listed on the First Essex Disclosure Schedule and such Schedule contains a true and correct summary of (x) severance and other benefits such individual would be entitled to receive upon termination of their employment for other than cause and (y) the provisions of any covenant not to compete, covenant not to solicit customers and covenant not to solicit employees, (iii) no plan, employment agreement, termination agreement, or similar agreement or arrangement to which First Essex or any First Essex Subsidiary is a party or under which First Essex or any First Essex Subsidiary may be liable contains provisions which permit an employee or independent contractor to terminate it without cause and continue to accrue future benefits thereunder, and (iv) no such agreement, plan or arrangement (x) provides for acceleration in the vesting of benefits or payments due thereunder upon the occurrence of a change in ownership or control of First Essex or any First Essex Subsidiary absent the occurrence of a subsequent event; (y) provides for benefits which may cause the disallowance of a federal income tax deduction under IRC Section 280G; or (z) requires First Essex or any First Essex Subsidiary to provide a benefit in the form of First Essex Common Stock or determined by reference to the value of First Essex Common Stock.

          Section 2.09   OWNERSHIP OF PROPERTY; INSURANCE COVERAGE.

               (a) First Essex and the First Essex Subsidiaries have, or will have as to property acquired after the date hereof, good and, as to real property, marketable title to all assets and properties owned by First Essex or any First Essex Subsidiary in the conduct of their businesses, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the balance sheets contained in the First Essex Regulatory Reports and in the First Essex Financials or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of for fair value, in the ordinary course of business, since the date of such balance sheets), subject to no encumbrances, liens, mortgages, security interests or pledges, except (i) those items which secure repurchase agreements and liabilities for borrowed money from a Federal Home Loan Bank, (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith and (iii) items permitted under Article IV. First Essex and the First Essex Subsidiaries, as lessee, have the right under valid and subsisting leases of real and personal properties used by First Essex and its Subsidiaries in the conduct of their businesses to occupy or use all such properties as presently occupied and used by each of them. Such existing leases and commitments to lease constitute or will constitute operating leases for both tax and financial accounting purposes and the lease expense and minimum rental commitments with respect to such leases and lease commitments are as disclosed in the Notes to the First Essex Financials.

               (b) With respect to all agreements pursuant to which First Essex or any First Essex Subsidiary has purchased securities subject to an agreement to resell, if any, First Essex or such First Essex Subsidiary, as the case may be, has a valid, perfected first lien or security interest in the securities or other collateral securing the repurchase agreement, and the value of such collateral equals or exceeds the amount of the debt secured thereby.

               (c) First Essex and the First Essex Subsidiaries currently maintain insurance considered by First Essex to be reasonable for their respective operations and similar in scope and coverage to that maintained by other businesses similarly engaged. Neither First Essex nor any First Essex Subsidiary has received notice from any insurance carrier that (i) such insurance will be cancelled or that coverage thereunder will be reduced or eliminated, or (ii) premium costs with respect to such policies of insurance will be substantially increased. There are presently no material claims pending under such policies of insurance and no notices have been given by First Essex or First Essex Bank under such policies during the past two (2) years with respect to any potential material claims. All such insurance is valid and enforceable and in full force and effect, and within the last three years First Essex and First Essex Bank have received each type of insurance coverage for which they have applied and during such periods have not been denied indemnification for any material claims submitted under any of their insurance policies.

          Section 2.10 LEGAL PROCEEDINGS. Except as set forth in the First Essex Disclosure Schedule, neither First Essex nor any First Essex Subsidiary is a party to any, and there are no pending or, to the best of First Essex's knowledge, threatened legal, administrative, arbitration or other proceedings, claims (whether asserted or unasserted), actions or governmental investigations or inquiries of any nature (i) against First Essex or any First Essex Subsidiary, (ii) to which First Essex or any First Essex Subsidiary's assets are or may be subject, (iii) challenging the validity or propriety of any of the transactions contemplated by this Agreement, or (iv) which could adversely affect the ability of First Essex to perform under this Agreement, except for any proceedings, claims, actions, investigations or inquiries referred to in clauses (i) or (ii) which, if adversely determined, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect on First Essex.

          Section 2.11   COMPLIANCE WITH APPLICABLE LAW.

               (a) First Essex and First Essex Subsidiaries hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their businesses under, and have complied in all material respects with, applicable laws, statutes, orders, rules or regulations of any federal, state or local governmental authority relating to them, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of their businesses nor otherwise have a Material Adverse Effect on First Essex.

               (b)  Except as disclosed on the First Essex Disclosure Schedule,
(i) First Essex and each First Essex Subsidiary is in substantial compliance with all of the statutes, regulations or ordinances which each Regulatory Authority applicable to them enforces; (ii) no Regulatory Authority has threatened to revoke any license, franchise, permit or governmental authorization which is material to First Essex or any First Essex Subsidiary required or threatened to require First Essex or any First Essex Subsidiary, to enter into a cease and desist order or memorandum of understanding with it; and
(iii) no Regulatory Authority has restricted or limited the operations of First Essex or any First Essex Subsidiary, including without limitation any restriction on the payment of dividends (any such memorandum or order described

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in this sentence is hereinafter referred to as a "Regulatory Agreement").
Neither First Essex nor any First Essex Subsidiary has consented to or entered into any Regulatory Agreement. First Essex received a rating of "Satisfactory" in connection with its last CRA examination.

          Section 2.12 ERISA. First Essex has previously delivered to Sovereign true and complete copies of all employee pension benefit plans within the meaning of ERISA Section 3(2), including profit sharing plans, defined benefit pension plans, employee stock ownership plans, stock purchase plans, deferred compensation and supplemental income plans, supplemental executive retirement plans, employment agreements, annual executive and administrative incentive plans or long term incentive plans, severance plans, policies and agreements, group insurance plans, and all employee welfare benefit plans within the meaning of ERISA Section 3(1) (including vacation pay, sick leave, short-term disability, long-term disability, and medical plans) and all other employee benefit plans, policies, agreements and arrangements, all of which are set forth in the First Essex Disclosure Schedule, sponsored or contributed to for the benefit of the employees or former employees (including retired employees) and any beneficiaries thereof or directors or former directors of First Essex or any First Essex Subsidiary, together with (i) the most recent actuarial (if any) and financial reports relating to those plans which constitute "qualified plans" under IRC Section 401(a), (ii) the most recent annual reports relating to such plans filed by them, respectively, with any government agency, and (iii) all rulings (other than determination letters) and most recent determination letters and any pending request for a determination letter pertaining to any such plans. Neither First Essex, any First Essex Subsidiary, nor any employee benefit pension plan (as defined in ERISA Section 3(2)) maintained by First Essex or any First Essex Subsidiary, has incurred, directly or indirectly, within the past six (6) years any liability under Title IV of ERISA (including to the Pension Benefit Guaranty Corporation) or to the IRS with respect to any employee benefit pension plan qualified under IRC
Section 401(a) which liability has resulted in or will result in a Material Adverse Effect with respect to First Essex, except liabilities to the Pension Benefit Guaranty Corporation pursuant to ERISA Section 4007, all of which have been fully paid, nor has any reportable event under ERISA Section 4043 occurred with respect to any such pension plan which would result in a Material Adverse Effect. With respect to each of such plans that is subject to Title IV of ERISA, the present value of the accrued benefits under such plans, calculated on a plan termination basis (using appropriate or required annuity purchase rates and lump-sum distribution assumptions), based on the plan's most recent valuation date and determined as of such date, did not exceed the then current value of the assets of such plan allocable to such accrued benefits. Neither First Essex nor any First Essex Subsidiary has incurred or is subject to any liability under ERISA Section 4201 for a complete or partial withdrawal from a multiemployer plan. All "employee benefit plans," as defined in ERISA Section 3(3), comply and within the past six (6) years have complied in all material respects with (i) relevant provisions of ERISA and (ii) in the case of plans intended to qualify for favorable income tax treatment, provisions of the IRC relevant to such treatment. No prohibited transaction (which shall mean any transaction prohibited by ERISA Section 406 and not exempt under ERISA Section 408 or any transaction prohibited under IRC Section 4975) has occurred within the past six
(6) years with respect to any employee benefit plan maintained by First Essex or any First Essex Subsidiary which would result in the imposition, directly or indirectly, of an excise tax under IRC Section 4975 or other penalty under ERISA or the IRC, which, individually or in the aggregate, has resulted in or will result in a Material Adverse Effect with respect to First Essex. First Essex and the First Essex Subsidiaries provide continuation coverage under group

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health plans for separating employees and "qualified beneficiaries" in accordance with the provisions of IRC Section 4980B(f). Such group health plans are in material compliance with Section 1862(b)(1) of the Social Security Act and the applicable provisions of the Health Insurance Portability and Accountability Act of 1996, as amended.

          Section 2.13 BROKERS, FINDERS AND FINANCIAL ADVISORS; FAIRNESS OPINION. Except for First Essex's engagement of Sandler O'Neill & Partners L.P. ("Sandler") in connection with transactions contemplated by this Agreement, or as otherwise set forth on the First Essex Disclosure Schedule, neither First Essex nor any First Essex Subsidiary, nor any of their respective officers, directors, employees or agents, has employed any broker, finder or financial advisor in connection with the transactions contemplated by this Agreement or in connection with any transaction other than the Merger, or, except for its commitments disclosed in First Essex Disclosure Schedule, incurred any liability or commitment for any fees or commissions to any such person in connection with the transactions contemplated by this Agreement or in connection with any transaction other than the Merger, which has not been reflected in the First Essex Financials. The First Essex Disclosure Schedule shall contain as an exhibit the engagement letter between First Essex and Sandler. Sandler has provided First Essex with its oral opinion to the effect that, as of the date of approval of this Agreement by the Board of Directors of First Essex, the Merger Consideration is fair to stockholders of First Essex in the Merger from a financial point of view.

          Section 2.14 ENVIRONMENTAL MATTERS. To the knowledge of First Essex, except as set forth on the First Essex Disclosure Schedule, neither First Essex nor any First Essex Subsidiary, nor any properties operated by First Essex or any First Essex Subsidiary during First Essex's use or ownership has been or is in violation of or liable under any Environmental Law which violation or liability, individually or in the aggregate, resulted in, or will result, in a Material Adverse Effect with respect to First Essex. There are no actions, suits or proceedings, or demands, claims, notices or investigations (including without limitation notices, demand letters or requests for information from any environmental agency) instituted or pending, or to the knowledge of First Essex, threatened, relating to the liability of any property owned or operated by First Essex or any First Essex Subsidiary under any Environmental Law. First Essex has previously delivered to Sovereign copies of any and all environmental reports, studies, assessments and information regarding underground storage tanks relating to the environmental condition of any property owned or operated by First Essex or any of its Subsidiaries.

          Section 2.15 ALLOWANCE FOR LOSSES. The allowance for loan losses reflected, and to be reflected, in the First Essex Regulatory Reports have been and will be, established in accordance with the requirements of all regulatory criteria, and the allowance for loan losses shown, and to be shown, on the balance sheets contained in the First Essex Financials have been, and will be, established in accordance with the requirements of GAAP.

          Section 2.16 INFORMATION TO BE SUPPLIED. The information to be supplied by First Essex and First Essex Bank for inclusion in the Registration Statement (including the Prospectus/Proxy Statement) and/or any information First Essex filed with the SEC under the Exchange Act which is incorporated by reference into the Registration Statement (including the Prospectus/Proxy Statement) will not, at the time the Registration Statement is declared effective pursuant to the Securities Act and as of the date the Prospectus/Proxy Statement is mailed to

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

stockholders of First Essex and up to and including the date of the meeting of stockholders of First Essex to which such Prospectus/Proxy Statement relates, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by First Essex for inclusion in the Applications will, at the time such documents are filed with any Regulatory Authority and up to and including the date of the attainment of any required regulatory approvals or consents, be accurate in all material respects.

          Section 2.17 SECURITIES DOCUMENTS. The Securities Documents filed or to be filed by First Essex under the Exchange Act at any time since December 31, 2001 complied or will comply, at the time filed with the SEC, in all material respects, with the Exchange Act and all applicable rules and regulations of the SEC.

          Section 2.18 RELATED PARTY TRANSACTIONS. Except as disclosed in the Securities Documents filed by First Essex, in the footnotes to the First Essex Financials, or in the First Essex Disclosure Schedule, First Essex is not a party to any transaction (including any loan or other credit accommodation, but excluding deposits in the ordinary course of business) with any Affiliate of First Essex (except a First Essex Subsidiary). All such transactions (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Persons, and (c) did not involve more than the normal risk of collectibility or present other risks or unfavorable features. No loan or credit accommodation to any Affiliate of First Essex is presently in default or, during the three year period prior to the date of this Agreement, has been in default or has been restructured, modified or extended. Neither First Essex nor First Essex Bank has been notified that principal and interest with respect to any such loan or other credit accommodation will not be paid when due or that the loan grade classification accorded such loan or credit accommodation by First Essex Bank is inappropriate.

          Section 2.19 LOANS. Each loan reflected as an asset in the First Essex Financial Statements (i) is evidenced by notes, agreements or other evidences of indebtedness which are true, genuine and correct (ii) to the extent secured, has been secured by valid liens and security interests which have been perfected, and (ii) is the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, in each case other than loans as to which the failure to satisfy the foregoing standards would not have a Material Adverse Effect on First Essex.

          Section 2.20 TAKEOVER LAWS. First Essex has taken all action required to be taken by it in order to exempt this Agreement, the Bank Plan of Merger and the transactions contemplated hereby and thereby from, and this Agreement, the Bank Plan of Merger and the transactions contemplated hereby and thereby are exempt from, the requirements of any "moratorium," "control share," "fair price," "affiliate transaction," "business combination," or other antitakeover laws and regulations of any jurisdiction (collectively, the "Takeover Laws"), including, without limitation, the provisions of Section 203 of the DGCL. The First Essex Rights Agreement will not apply to this Agreement or the transactions contemplated hereby.

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          Section 2.21   LABOR AND EMPLOYMENT MATTERS. To the knowledge of First
Essex, neither First Essex nor any First Essex Subsidiary, nor any facilities owned or operated by First Essex or any First Essex Subsidiary has been or is in violation of or is liable under any Labor and Employment Law, which violation or liability, individually or in the aggregate, resulted in, or will result in, a Material Adverse Effect with respect to First Essex. There are no legal, administrative, arbitration or other proceedings, demands, claims, notices, audits or investigations (including without limitation notices, demand letters or requests for information from any federal, state or local commission, agency or board) instituted or pending, or to the knowledge of First Essex threatened, relating to the liability of First Essex or any First Essex Subsidiary under any Labor and Employment Law.

          Section 2.22 QUALITY OF REPRESENTATIONS. The representations made by First Essex in this Agreement do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make them not misleading under all facts and circumstances.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF SOVEREIGN

          Sovereign hereby represents and warrants to First Essex that, except as set forth in the Sovereign Disclosure Schedule delivered by Sovereign to First Essex on or prior to the date hereof:

          Section 3.01   ORGANIZATION.

               (a) Sovereign is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. Sovereign is a savings and loan holding company duly registered under the HOLA. Sovereign has the corporate power and authority to carry on its business and operations as now being conducted and to own and operate the properties and assets now owned and being operated by it. Each Sovereign Subsidiary is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and each possesses full corporate power and authority to carry on its respective business and to own, lease and operate its properties as presently conducted. Neither Sovereign nor any Sovereign Subsidiary is required by the conduct of its business or the ownership or leasing of its assets to qualify to do business as a foreign corporation in any jurisdiction other than the Commonwealth of Pennsylvania and the states of Delaware, New Jersey, Massachusetts, Connecticut, Rhode Island, and New Hampshire, except where the failure to be so qualified would not have a Material Adverse Effect.

               (b) Sovereign Bank is a federal savings bank, duly organized and validly existing under the laws of the United States of America. Sovereign Bank has the corporate power and authority to carry on its business and operations as now being conducted and to own and operate the properties and assets now owned and being operated by it.

               (c) The deposits of Sovereign Bank are insured by the FDIC to the extent provided in the FDIA.

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               (d)  The respective minute books of Sovereign and Sovereign Bank accurately record in all material respects all material corporate action of their respective stockholders and boards of directors (including committees) through the date of this Agreement.

               (e) Prior to the execution of this Agreement, Sovereign has delivered to First Essex true and correct copies of the articles of incorporation and the bylaws of Sovereign and Sovereign Bank, respectively, as in effect on the date hereof.

          Section 3.02   CAPITAL STRUCTURE.

               (a) The authorized capital stock of Sovereign consists of (a) 400,000,000 shares of common stock, no par value ("Sovereign Common Stock"), of which, at the date of this Agreement, 1,591,486 shares were issued and held by Sovereign as treasury stock and 265,159,627 shares are outstanding, validly issued, fully paid and nonassessable, and (b) 7,500,000 shares of preferred stock, no par value, of which, at the date of this Agreement, no shares are issued or outstanding. No shares of Sovereign Common Stock were issued in violation of any preemptive rights. Sovereign has no Rights authorized, issued or outstanding, other than (i) the Sovereign Stock Purchase Rights, (ii) options to acquire shares of Sovereign Common Stock authorized under Sovereign's employee benefit plans, stock option plans, non-employee directors compensation plan, employee stock ownership plan, employee stock purchase plan, and dividend reinvestment and stock purchase plan, (iii) securities issued by Sovereign Capital Trust I, (iv) securities issued by Sovereign Capital Trust II, and (v) securities issued by Sovereign Capital Trust III. The authorized capital stock of Merger Sub consists of 1,000 shares of capital stock, $0.01 par value, all of which are issued and outstanding and owned by Sovereign.

               (b) To the best of Sovereign's knowledge, except as disclosed in Sovereign's proxy statement dated March 21, 2003, no person or "group" (as that term is used in Section 13(d)(3) of the Exchange Act) is the beneficial owner (as defined in Section 13(d) of the Exchange Act) of 5% or more of the outstanding shares of Sovereign Common Stock.

               (c) Except as disclosed in the Sovereign Disclosure Schedule, Sovereign owns all of the capital stock of Sovereign Bank, free and clear of any lien, security interests, pledges, charges, encumbrances, agreements and restrictions of any kind or nature and either Sovereign or Sovereign Bank owns all of its shares of capital stock of each other Sovereign Subsidiary free and clear of all liens, security interests, pledges, charges, encumbrances, agreements and restrictions of any kind or nature. Except for the Sovereign Subsidiaries, Sovereign does not possess, directly or indirectly, any material equity interest in any corporation, except for equity interests held in the investment portfolios of Sovereign Subsidiaries, equity interests held by Sovereign Subsidiaries in a fiduciary capacity, and equity interests held in connection with the commercial loan activities of Sovereign Subsidiaries.

          Section 3.03   AUTHORITY; NO VIOLATION.

               (a) Each of Sovereign and Merger Sub has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Sovereign Bank has full corporate power and authority to execute and

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deliver the Bank Plan of Merger and to consummate the Bank Merger. The execution and delivery of this Agreement by each of Sovereign and Merger Sub and the completion by each of Sovereign and Merger Sub of the transactions contemplated hereby have been duly and validly approved by the Boards of Directors of each of Sovereign and Merger Sub, and no other corporate proceedings on the part of either Sovereign or Merger Sub are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Sovereign and Merger Sub and, subject to receipt of the required approvals of Regulatory Authorities described in Section 3.04 hereof, constitutes the valid and binding obligation of each Sovereign and Merger Sub, enforceable against each of Sovereign and Merger Sub in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity. The Bank Plan of Merger, upon its execution and delivery by Sovereign Bank, will constitute the valid and binding obligation of Sovereign Bank, enforceable against Sovereign Bank in accordance with its terms, subject to applicable conservatorship and receivership provisions of the FDIA, or insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity.

               (b) (A) The execution and delivery of this Agreement by each of Sovereign and Merger Sub, (B) the execution and delivery of the Bank Plan of Merger by Sovereign Bank, (C) subject to receipt of approvals from the Regulatory Authorities referred to in Section 3.04 hereof and First Essex's and Sovereign's compliance with any conditions contained therein, the consummation of the transactions contemplated hereby, and (D) compliance by Sovereign, Merger Sub or Sovereign Bank with any of the terms or provisions of this Agreement or of the Bank Plan of Merger will not (i) conflict with or result in a breach of any provision of the charter or bylaws of Sovereign, Merger Sub or any other Sovereign Subsidiary or the charter and bylaws of Sovereign Bank; (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Sovereign, Merger Sub or any other Sovereign Subsidiary or any of their respective properties or assets; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default), under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Sovereign, Merger Sub or Sovereign Bank under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which Sovereign, Merger Sub or Sovereign Bank is a party, or by which they or any of their respective properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults under clause (ii) or (iii) hereof which, either individually or in the aggregate, will not have a Material Adverse Effect on Sovereign.

          Section 3.04 CONSENTS. Except for consents, approvals, filings and registrations from or with the OTS, the MDB, the MBBI, the MHPF, the MDIF, the NYSE, the SEC, and state "blue sky" authorities, and compliance with any conditions contained therein, no consents or approvals of, or filings or registrations with, any public body or authority are necessary, and no consents or approvals of any third parties other than Sovereign or its Affiliates are necessary, or will be, in connection with (a) the execution and delivery of this Agreement by Sovereign or Merger Sub or the Bank Plan of Merger by Sovereign Bank, and (b) the completion by

Sovereign or Merger Sub of the transactions contemplated hereby or by Sovereign Bank of the Bank Merger. Sovereign has no reason to believe that (i) any required consents or approvals will not be received or will be received with conditions, limitations or restrictions unacceptable to it or which would adversely impact the ability of Sovereign, Merger Sub or Sovereign Bank to complete the transactions contemplated by this Agreement or that (ii) any public body or authority, the consent or approval of which is not required or any filing with which is not required, will object to the completion of the transactions contemplated by this Agreement.

          Section 3.05   FINANCIAL STATEMENTS.

               (a) Sovereign has previously delivered, or will deliver, to First Essex, the Sovereign Regulatory Reports available to First Essex for inspection. The Sovereign Regulatory Reports have been, or will be, prepared in all material respects in accordance with applicable regulatory accounting principles and practices throughout the periods covered by such statements, and fairly present, or will fairly present in all material respects, the financial position, results of operations, and changes in stockholders' equity of Sovereign as of and for the periods ended on the dates thereof, in accordance with applicable regulatory accounting principles applied on a consistent basis.

               (b) Sovereign has previously delivered, or will deliver, to First Essex the Sovereign Financials. The Sovereign Financials have been, or will be, prepared in accordance with GAAP applied on a consistent basis throughout the periods covered by the Sovereign Financials, except as noted therein and fairly present, or will fairly present, the consolidated financial position, results of operations and cash flows of Sovereign as of and for the periods ending on the dates thereof, in accordance with GAAP applied on a consistent basis throughout the periods covered by the Sovereign Financials, except as noted therein.

               (c) At the date of each balance sheet included in the Sovereign Financials or Sovereign Regulatory Reports, Sovereign did not have any liabilities, obligations or loss contingencies of any nature (whether absolute, accrued, contingent or otherwise) of a type required to be reflected in such Sovereign Financials or in the footnotes thereto which are not fully reflected or reserved against therein or disclosed in a footnote thereto, except for liabilities, obligations or loss contingencies which are not material in the aggregate and which are incurred in the ordinary course of business, consistent with past practice, and except for liabilities, obligations or loss contingencies which are within the subject matter of a specific representation and warranty herein and subject, in the case of any unaudited statements, to normal recurring audit adjustments and the absence of footnotes.

          Section 3.06 TAXES. Sovereign and the Sovereign Subsidiaries are members of the same affiliated group within the meaning of IRC Section 1504(a). Sovereign has duly filed, and will file, all federal, state and local tax returns required to be filed by or with respect to Sovereign and all Sovereign Subsidiaries on or prior to the Closing Date (all such returns being accurate and correct in all material respects) and has duly paid or will pay, or made or will make, provisions and related balance sheet accruals (if required) for the payment of all federal, state and local taxes which have been incurred by or are due or claimed to be due from Sovereign and any Sovereign Subsidiary by any taxing authority or pursuant to any tax sharing agreement or

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arrangement (written or oral) on or prior to the Closing Date other than taxes which (i) are not delinquent or (ii) are being contested in good faith.

          Section 3.07 NO MATERIAL ADVERSE EFFECT. Sovereign has not suffered any Material Adverse Effect since December 31, 2002.

          Section 3.08   OWNERSHIP OF PROPERTY; INSURANCE COVERAGE.

               (a) Sovereign and the Sovereign Subsidiaries have good and, as to real property, marketable title to all assets and properties owned by Sovereign or any of its Subsidiaries in the conduct of their businesses, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the balance sheets contained in the Sovereign Financials and in the Sovereign Regulatory Reports or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of for fair value, in the ordinary course of business, since the date of such balance sheets), subject to no encumbrances, liens, mortgages, security interests or pledges, except (i) those items that secure liabilities for borrowed money and that are described in the Sovereign Disclosure Schedule, and (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith. Sovereign and the Sovereign Subsidiaries, as lessee, have the right under valid and subsisting leases of real and personal properties used by Sovereign and its Subsidiaries in the conduct of their businesses to occupy and use all such properties as presently occupied and used by each of them.

               (b) Sovereign and the Sovereign Subsidiaries currently maintain insurance in amounts considered by Sovereign to be reasonable for their respective operations, and such insurance is similar in scope and coverage to that maintained by other businesses similarly engaged. Neither Sovereign nor any Sovereign Subsidiary has received notice from any insurance carrier that (i) such insurance will be cancelled or that coverage thereunder will be reduced or eliminated or (ii) premium costs with respect to such insurance will be substantially increased.

          Section 3.09 LEGAL PROCEEDINGS. Neither Sovereign nor any Sovereign Subsidiary is a party to any, and there are no pending or, to the best of Sovereign's knowledge, threatened legal, administrative, arbitration or other proceedings, claims, actions or governmental investigations or inquiries of any nature (i) against Sovereign or any Sovereign Subsidiary, (ii) to which Sovereign's or any Sovereign Subsidiary's assets are or may be subject, (iii) challenging the validity or propriety of any of the transactions contemplated by this Agreement, or (iv) which could adversely affect the ability of Sovereign to perform under this Agreement, except for any proceedings, claims, actions, investigations or inquiries referred to in clauses (i) or (ii) which, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect on Sovereign.

          Section 3.10   COMPLIANCE WITH APPLICABLE LAW.

               (a) Sovereign and the Sovereign Subsidiaries hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their businesses under, and have complied in all material respects with, applicable laws, statutes, orders, rules or regulations of

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any federal, state or local governmental authority relating to them, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of their businesses nor otherwise have a Material Adverse Effect on Sovereign.

               (b)  Except as disclosed on the Sovereign Disclosure Schedule,
(i) Sovereign and each Sovereign Subsidiary is in substantial compliance with all of the statutes, regulations or ordinances which each Regulatory Authority applicable to them enforces; (ii) no Regulatory Authority has threatened to revoke any license, franchise, permit or governmental authorization which is material to Sovereign or any Sovereign Subsidiary or required or threatened to require Sovereign or any Sovereign Subsidiary to enter into a cease and desist order or memorandum of understanding with it and (iii) no Regulatory authority has restricted or limited the operations of Sovereign or any Sovereign Subsidiary, including without limitation any restriction on the payment of dividends (any such memorandum or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Neither Sovereign nor any Sovereign Subsidiary is a party to any Regulatory Agreement. Sovereign received a rating of "Satisfactory" in connection with its last CRA examination.

          Section 3.11 INFORMATION TO BE SUPPLIED. The information to be supplied by Sovereign for inclusion in the Registration Statement (including the Prospectus/Proxy Statement) and/or any information Sovereign filed with the SEC under the Exchange Act which is incorporated by reference into the Registration Statement (including the Prospectus/Proxy Statement) will not, at the time the Registration Statement is declared effective pursuant to the Securities Act and as of the date the Prospectus/Proxy Statement is mailed to stockholders of First Essex and up to and including the date of the meeting of stockholders of First Essex to which such Prospectus/Proxy Statement relates, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by Sovereign for inclusion in the Applications will, at the time such documents are filed with any Regulatory Authority and up to and including the date(s) of the obtainment of any required regulatory approvals or consents, be accurate in all material aspects.

          Section 3.12 ERISA. Sovereign has previously made available to First Essex true and complete copies of the employee pension benefit plans within the meaning of ERISA Section 3(2), profit sharing plans, employee stock ownership plans, stock purchase plans, deferred compensation and supplemental income plans, supplemental executive retirement plans, annual incentive plans, group insurance plans, and all other employee welfare benefit plans within the meaning of ERISA Section 3(1) (including vacation pay, sick leave, short-term disability, long-term disability, and medical plans), and all other employee benefit plans, policies, agreements and arrangements, all of which are set forth on the Sovereign Disclosure Schedule, sponsored or contributed to for the benefit of the employees or former employees (including retired employees) and any beneficiaries thereof or directors or former directors of Sovereign or any Sovereign Subsidiary, together with (i) the most recent actuarial (if any) and financial reports relating to those plans which constitute "qualified plans" under IRC Section 401(a), (ii) the most recent annual reports relating to such plans filed by them, respectively, with any government agency, and (iii) all rulings and determination letters which pertain to any such plans. Neither Sovereign, any Sovereign Subsidiary, nor any pension plan maintained by Sovereign or any Sovereign Subsidiary, has incurred, directly or indirectly, within the past six

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(6) years any liability under Title IV of ERISA (including to the Pension
Benefit Guaranty Corporation) or to the IRS with respect to any pension plan qualified under IRC Section 401(a) which liability has resulted in or will result in a Material Adverse Effect with respect to Sovereign, except liabilities to the Pension Benefit Guaranty Corporation pursuant to ERISA
Section 4007, all of which have been fully paid, nor has any reportable event under ERISA Section 4043 occurred with respect to any such pension plan which would result in a Material Adverse Effect. With respect to each of such plans that is subject to Title IV of ERISA, the present value of the accrued benefits under such plan, based upon the actuarial assumptions used for funding purposes in the plan's most recent actuarial report did not, as of its latest valuation date, exceed the then current value of the assets of such plan allocable to such accrued benefits. Neither Sovereign nor any Sovereign Subsidiary has incurred or is subject to any liability under ERISA Section 4201 for a complete or partial withdrawal from a multiemployer plan. All "employee benefit plans," as defined in ERISA Section 3(3), comply and within the past six (6) years have complied in all material respects with (i) relevant provisions of ERISA, and (ii) in the case of plans intended to qualify for favorable income tax treatment, provisions of the IRC relevant to such treatment. No prohibited transaction (which shall mean any transaction prohibited by ERISA Section 406 and not exempt under ERISA
Section 408 or any transaction prohibited under IRC Section 4975) has occurred within the past six (6) years with respect to any employee benefit plan maintained by Sovereign or any Sovereign Subsidiary that would result in the imposition, directly or indirectly, of an excise tax under IRC Section 4975 or other penalty under ERISA or the IRC, which individually or in the aggregate, has resulted in or will result in a Material Adverse Effect with respect to Sovereign. Sovereign and the Sovereign Subsidiaries provide continuation coverage under group health plans for separating employees and "qualified beneficiaries" in accordance with the provisions of IRC Section 4980B(f). Such group health plans are in compliance with Section 1862(b)(1) of the Social Security Act and the applicable provisions of the Health Insurance Portability and Accountability Act of 1996, as amended.

          Section 3.13 SECURITIES DOCUMENTS. The Securities Documents filed or to be filed by Sovereign under the Exchange Act at any time since December 31, 2001 complied or will comply, at the time filed with the SEC, in all material respects, with the Exchange Act and the applicable rules and regulations of the SEC.

          Section 3.14 ENVIRONMENTAL MATTERS. To the knowledge of Sovereign, neither Sovereign nor any Sovereign Subsidiary, nor any properties operated by Sovereign or any Sovereign Subsidiary during Sovereign's use or ownership has been or is in violation of or liable under any Environmental Law which violation or liability, individually or in the aggregate, resulted in or will result in a Material Adverse Effect with respect to Sovereign. There are no actions, suits or proceedings, or demands, claims, notices or investigations (including without limitation notices, demand letters or requests for information from any environmental agency) instituted or pending, or to the knowledge of Sovereign, threatened, relating to the liability of any property owned or operated by Sovereign or any Sovereign Subsidiary under any Environmental Law.

          Section 3.15 ALLOWANCE FOR LOAN LOSSES. The allowance for loan losses reflected, and to be reflected, in the Sovereign Regulatory Reports, and shown, and to be shown, on the balance sheets contained in the Sovereign Financials have been, and will be, established in accordance with the requirements of GAAP and all applicable regulatory criteria.

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          Section 3.16   LOANS. Each loan reflected as an asset in the Sovereign
Financial Statements (i) is evidenced by notes, agreements or other evidences of indebtedness which are true, genuine and correct (ii) to the extent secured, has been secured by valid liens and security interests which have been perfected, and (iii) is the legal, valid and binding obligation of the obligor named therein, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, in each case other than loans as to which the failure to satisfy the foregoing standards would not have a Material Adverse Effect on Sovereign.

          Section 3.17 CONTINUITY OF BUSINESS ENTERPRISE. It is the present intent of Sovereign that, following the Merger, Sovereign will continue the historic business of First Essex or use a significant portion of First Essex's historic business assets in a business, in each case within the meaning of Treasury Reg. Section 1.368-1(d).

          Section 3.18 NO FIRST ESSEX CAPITAL STOCK. Neither Sovereign nor any Sovereign Subsidiary beneficially owns, directly or indirectly, any shares of First Essex Common Stock, or any options, warrants or other rights to acquire any First Essex Common Stock, except pursuant to the Merger as contemplated in this Agreement.

          Section 3.19 SUFFICIENT FUNDS. Sovereign will have at the Effective Time sufficient cash funds to complete the Merger as contemplated in this Agreement.

          Section 3.20 REGULATORY CAPITAL. Neither Sovereign nor Sovereign Bank is subject to any capital requirements other than those required by applicable Regulatory Authorities or under applicable federal regulations and as disclosed in Note 17 to Sovereign's audited consolidated financial statements as of December 31, 2002 and for the three years ended December 31, 2002 included in Sovereign's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, and Sovereign and Sovereign Bank are each in full compliance with all such capital requirements.

          Section 3.21 QUALITY OF REPRESENTATIONS. The representations made by Sovereign in this Agreement are true, correct and complete in all material respects and do not omit statements necessary to make the representations not misleading under the circumstances.

                                   ARTICLE IV
                            COVENANTS OF THE PARTIES

          Section 4.01   CONDUCT OF FIRST ESSEX'S BUSINESS.

               (a) From the date of this Agreement to the Closing Date, First Essex and each First Essex Subsidiary will conduct its business and engage in transactions, including extensions of credit, only in the ordinary course and consistent with past practice and policies, except as otherwise required by this Agreement or with the written consent of Sovereign. First Essex will use its reasonable good faith efforts, and will cause First Essex Bank to use its reasonable good faith efforts, to (i) preserve its business organizations intact, (ii) maintain good relationships with employees, and (iii) preserve for itself the good will of customers of First Essex and First Essex Subsidiaries and others with whom business relationships exist. From the date hereof to the Closing Date, except as otherwise consented to or approved by Sovereign

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through Stacey Weikel, Vice President, or another representative designated by
Sovereign, or required by this Agreement, First Essex will not, and First Essex will not permit any First Essex Subsidiary to:

                    (i) amend or change any provision of its certificate of incorporation, charter, or bylaws;

                    (ii) change the number of authorized or issued shares of its capital stock or issue or grant any option, warrant, call, commitment, subscription, Right or agreement of any character relating to its authorized or issued capital stock or any securities convertible into shares of such stock, except as contemplated by Section 4.11 of this Agreement, or split, combine or reclassify any shares of capital stock, or declare, set aside or pay any dividend or other distribution in respect of capital stock, or redeem or otherwise acquire any shares of capital stock, except that (A) First Essex may issue shares of First Essex Common Stock upon the valid exercise of outstanding options to acquire First Essex Common Stock under the First Essex Stock Option Plans, or pursuant to written stock option agreements set forth in the First Essex Disclosure Schedule, in accordance with Section 4.11 of this Agreement, (B) First Essex may pay a regular quarterly cash dividend to stockholders in an amount not to exceed $0.24 per share in the ordinary course of business consistent with past practice; and (C) subject to applicable regulatory restrictions, if any, First Essex Bank may pay a cash dividend, in the aggregate, sufficient to fund any dividend by First Essex permitted hereunder;

                    (iii) grant any severance or termination pay (other than pursuant to written policies or written agreements of First Essex or First Essex Subsidiaries in effect on the date hereof and provided to Sovereign prior to the date hereof, as contemplated by this Agreement, or as otherwise agreed to in writing by Sovereign and First Essex) to, or enter into any new or amend any existing employment agreement with, or increase the compensation of, any employee, officer or director of First Essex or any First Essex Subsidiary, except for routine periodic increases, individually and in the aggregate, in accordance with past practice;

                    (iv) merge or consolidate First Essex or any First Essex Subsidiary with any other corporation; sell or lease all or any substantial portion of the assets or business of First Essex or any First Essex Subsidiary; make any acquisition of all or any substantial portion of the business or assets of any other person, firm, association, corporation or business organization other than in connection with the collection of any loan or credit arrangement between any First Essex Subsidiary and any other person; enter into a purchase and assumption transaction with respect to deposits and liabilities; permit the revocation or surrender by any First Essex Subsidiary of its certificate of authority to maintain, or file an application for the relocation of, any existing branch office, or file an application for a certificate of authority to establish a new branch office;

                    (v) sell or otherwise dispose of the capital stock of First Essex Bank or sell or otherwise dispose of any asset of First Essex or of any First Essex Subsidiary other than in the ordinary course of business consistent with past practice; subject any asset of First Essex or of any First Essex Subsidiary to a lien, pledge, security interest or

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     other encumbrance (other than in connection with deposits, repurchase agreements, Federal Home Loan Bank borrowings, bankers acceptances, "treasury tax and loan" accounts established in the ordinary course of business and transactions in "federal funds" and the satisfaction of legal requirements in the exercise of trust powers) other than in the ordinary course of business consistent with past practice; incur any indebtedness for borrowed money (or guarantee any indebtedness for borrowed money), except in the ordinary course of business consistent with past practice;

                    (vi) take any action which would result in any of the representations and warranties of First Essex set forth in this Agreement becoming untrue as of any date after the date hereof or in any of the conditions set forth in Article V hereof not being satisfied, except in each case as may be required by applicable law;

                    (vii) change any method, practice or principle of accounting, except as may be required from time to time by GAAP (without regard to any optional early adoption date) or any Regulatory Authority responsible for regulating First Essex or First Essex Bank;

                    (viii) waive, release, grant or transfer any rights of value or modify or change in any material respect any existing material agreement to which First Essex or any First Essex Subsidiary is a party, other than in the ordinary course of business, consistent with past practice;

                    (ix) implement any pension, retirement, profit sharing, bonus, welfare benefit or similar plan or arrangement which was not in effect on the date of this Agreement, or materially amend any existing plan or arrangement except to the extent such amendments do not result in an increase in cost; provided, however, that First Essex shall timely make all participant salary deferral contributions, its regular basic non-discretionary matching contributions, and all participant loan payments to the First Essex 401(k) plan through the Effective Date;

                    (x) purchase any security for its investment portfolio not rated "A" or higher by either Standard & Poor's Corporation or Moody's Investor Services, Inc. or otherwise alter, in any material respect, the mix, maturity, credit or interest rate risk profile of its portfolio of investment securities or its portfolio of mortgage-backed securities;

                    (xi) make any new loan or other credit facility commitment (including without limitation, lines of credit and letters of credit) to any borrower or group of affiliated borrowers in excess of $3,000,000 in the aggregate, or increase, compromise, extend, renew or modify any existing loan or commitment outstanding in excess of $3,000,000, except for any commitment disclosed on the First Essex Disclosure Schedule;

                    (xii) except as set forth on the First Essex Disclosure Schedule or except in the ordinary course of business consistent with past practice, enter into, renew, extend or modify any other transaction with any Affiliate other than deposit and loan

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     transactions in the ordinary course of business and which are in compliance with applicable laws and regulations;

                    (xiii) enter into any interest rate swap or similar commitment, agreement or arrangement;

                    (xiv) except for the execution of this Agreement, or resulting therefrom, take any action that would give rise to a right of payment to any individual under any employment agreement; or

                    (xv)   agree to do any of the foregoing.

          For purposes of this Section 4.01, it shall not be considered in the ordinary course of business for First Essex or any First Essex Subsidiary to do any of the following: (i) make any capital expenditure of $100,000 or more not disclosed on First Essex Disclosure Schedule 4.01, without the prior written consent of Sovereign; (ii) make any sale, assignment, transfer, pledge, hypothecation or other disposition of any assets having a book or market value, whichever is greater, in the aggregate in excess of $500,000, other than sales of mortgage loans in the ordinary course of business consistent with past practice, sales of other loans in amounts not exceeding $2.5 million in the ordinary course of business consistent with past practice, pledges of assets to secure borrowings from the Federal Home Loan Bank of Boston, pledges of assets to secure government deposits, to exercise trust powers, sales of assets received in satisfaction of debts previously contracted in the normal course of business, issuance of loans, or transactions in the investment securities portfolio by First Essex or a First Essex Subsidiary or repurchase agreements made, in each case, in the ordinary course of business; (iii) undertake or enter any lease, contract or other commitment for its account, other than in the normal course of providing credit to customers as part of its banking business, involving a payment by First Essex or any First Essex Subsidiary of more than $100,000 annually, or containing a material financial commitment and extending beyond 12 months from the date hereof.

          Section 4.02   ACCESS; CONFIDENTIALITY.

               (a) From the date of this Agreement through the Closing Date, First Essex or Sovereign, as the case may be, shall afford to, and shall cause each First Essex Subsidiary or Sovereign Subsidiary to afford to, the other party and its authorized agents and representatives, complete access to their respective properties, assets, books and records and personnel, at reasonable hours and after reasonable notice; and the officers of First Essex and Sovereign will furnish any person making such investigation on behalf of the other party with such financial and operating data and other information with respect to the businesses, properties, assets, books and records and personnel as the person making such investigation shall from time to time reasonably request.

               (b) First Essex and Sovereign each agree to conduct such investigation and discussions hereunder in a manner so as not to interfere unreasonably with normal operations and customer and employee relationships of the other party.

               (c) In addition to the access permitted by subparagraph (a) above, from the date of this Agreement through the Closing Date, First Essex shall permit employees of

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Sovereign reasonable access to and participation in matters relating to problem loans, loan restructurings and loan workouts with respect to any loan in excess of $1 million, investments, derivatives, and other asset/liability activities of First Essex and the First Essex Subsidiaries, provided that nothing contained in this subparagraph shall be construed to grant Sovereign or any Sovereign employee any final decision-making authority with respect to such matters.

               (d) If the transactions contemplated by this Agreement shall not be consummated, First Essex and Sovereign will continue to comply with the terms of the confidentiality agreements dated September 17, 2002 and September 20, 2002, respectively.

          Section 4.03   REGULATORY MATTERS AND CONSENTS.

               (a) First Essex and Sovereign shall prepare a Prospectus/Proxy Statement to be mailed to stockholders of First Essex in connection with the meeting of stockholders of First Essex to consider and the transactions contemplated hereby, and to be filed by Sovereign with the SEC in the Registration Statement, which Prospectus/Proxy statement shall conform to all applicable legal requirements. Sovereign and First Essex shall use commercially reasonable efforts to cause the Registration Statement to be filed as soon as practicable, but not later than sixty (60) days, after the date of this Agreement. Sovereign shall, following the preparation thereof, file the Registration Statement with the SEC and First Essex and Sovereign shall use all commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. Sovereign will advise First Essex, promptly after Sovereign receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order or the suspension of the qualification of the shares of capital stock issuable pursuant to the Registration Statement, or the initiation or threat of any proceeding for any such purpose, or of any request by the SEC for the amendment or supplement of the Registration Statement or for additional information. Sovereign will provide First Essex with as many copies of such Registration Statement and all amendments thereto promptly upon the filing thereof as First Essex may reasonably request.

               (b) Sovereign and First Essex will prepare all Applications to Regulatory Authorities and make all filings for, and use their commercially reasonable efforts to obtain as promptly as practicable after the date hereof, all necessary permits, consents, approvals, waivers and authorizations of all Regulatory Authorities necessary or advisable to complete the transactions contemplated by this Agreement.

               (c) First Essex will furnish Sovereign with all information concerning First Essex and First Essex Subsidiaries as may be reasonably necessary or advisable in connection with the Registration Statement and any Application or filing made by or on behalf of Sovereign to any Regulatory Authority in connection with the transactions contemplated by this Agreement and the Bank Plan of Merger.

               (d) Sovereign and First Essex shall have the right to review in advance, and to the extent practicable each will consult with the other on, all information which appears in any filing made with or written materials submitted to the SEC, any Regulatory Authority or any third party in connection with the transactions contemplated by this Agreement and the Bank

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Plan of Merger. In exercising the foregoing right, each of the parties hereto shall act reasonably and as promptly as practicable. The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of the SEC, Regulatory Authorities and third parties necessary or advisable to consummate the transactions contemplated by this Agreement and the Bank Plan of Merger and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated hereby and thereby.

               (e) Sovereign will promptly furnish First Essex with copies of all written communications to, or received by Sovereign or any Sovereign Subsidiary from, any Regulatory Authority in respect of the transactions contemplated hereby.

          Section 4.04 TAKING OF NECESSARY ACTION. Sovereign and First Essex shall each use commercially reasonable efforts in good faith, and each of them shall cause its Subsidiaries to use their commercially reasonable efforts in good faith, to take or cause to be taken all action necessary or desirable on its part using commercially reasonable efforts so as to permit completion of the Merger and the Bank Merger, as soon as practicable after the date hereof, including, without limitation, (A) obtaining the consent or approval of each individual, partnership, corporation, association or other business or professional entity whose consent or approval is required or desirable for consummation of the transactions contemplated hereby (including assignment of leases without any change in terms), provided that neither First Essex nor any First Essex Subsidiary shall agree to make any payments or modifications to agreements in connection therewith without the prior written consent of Sovereign, and (B) requesting the delivery of appropriate opinions, consents and letters from its counsel and independent auditors. No party hereto shall take, or cause, or to the best of its ability permit to be taken, any action that would substantially impair the prospects of completing the Merger and the Bank Merger pursuant to this Agreement and the Bank Plan of Merger; provided that nothing herein contained shall preclude Sovereign or First Essex or from exercising its rights under this Agreement.

          Section 4.05   CERTAIN AGREEMENTS.

               (a) In the event of any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, in which any person who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Effective Date, a director or officer or employee of First Essex or any of its Subsidiaries (the "Indemnified Parties") is, or is threatened to be, made a party to a suit based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he is or was a director, officer or employee of First Essex, any of the First Essex's Subsidiaries or any of their respective predecessors or (ii) this Agreement or any of the transactions contemplated hereby, whether in any case asserted or arising before or after the Effective Date, the parties hereto agree to cooperate and use their best efforts to defend against and respond thereto to the extent permitted or required by the DGCL and the certificate of incorporation and bylaws of First Essex. On or after the Effective Date, Sovereign shall indemnify, defend and hold harmless all prior and then-existing directors and officers of First Essex and any First Essex Subsidiary, against
(i) all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement (with the approval of Sovereign which approval shall not be unreasonably withheld) of or in connection with any claim, action, suit, proceeding or investigation based in whole or in part on

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or arising in whole or in part out of the fact that such person is or was a director, officer or employee of First Essex or any First Essex Subsidiary, whether pertaining to any matter existing or occurring at or prior to the Effective Date and whether asserted or claimed prior to, or at or after, the Effective Date ("Indemnified Liabilities") and (ii) all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby, to the same extent as such officer, director or employee may be indemnified by First Essex or any First Essex Subsidiary as of the date hereof including the right to advancement of expenses, provided, however, that any such officer, director or employee of First Essex or any First Essex Subsidiary shall not be indemnified by Sovereign and/or Sovereign Bank if such indemnification is prohibited by applicable law.

               (b) Sovereign shall maintain First Essex's existing directors' and officers' liability insurance policy (or a policy providing comparable coverage amounts on terms generally no less favorable, including Sovereign's existing policy if it meets the foregoing standard) covering persons who are currently covered by such insurance for a period of six years after the Effective Date; provided, however, that in no event shall Sovereign be obligated to expend, in order to maintain or provide insurance coverage pursuant to this
Section 4.05(b), any amount per annum in excess of 150% of the amount of the annual premiums paid as of the date hereof by First Essex for such insurance (the "Maximum Amount"). If the amount of the annual premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, Sovereign shall use all reasonable efforts to maintain the most advantageous policies of directors' and officers' insurance obtainable for an annual premium equal to the Maximum Amount. In the event that Sovereign acts as its own insurer for all of its directors and officers with respect to matters typically covered by a directors' and officers' liability insurance policy, Sovereign's obligations under this Section 4.05(b) may be satisfied by such self insurance, so long as its senior debt ratings by Standard & Poor's Corporation and Moody's Investors Services, Inc. are not lower than such ratings as of the date hereof.

               (c) Sovereign agrees to honor and Sovereign agrees to cause Sovereign Bank to honor all terms and conditions of all existing employment contracts, special termination agreements, severance plan for employees and short-term incentive plan disclosed in the First Essex Disclosure Schedule.

               (d) In the event that Sovereign or any of its respective successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case the successors and assigns of such entity shall assume the obligations set forth in this
Section 4.05.

               (e) Sovereign agrees that, effective with the Effective Date, it shall assume First Essex's $10 million principal amount of 10.875% Fixed Rate Junior Subordinated Debentures due 2030, $15 million principal amount of Floating Rate Junior Subordinated Deferred Interest Debentures due 2031, and all of First Essex's obligations under the related trust indentures, and shall take all action necessary or appropriate in accordance therewith, including, if required by the trustees, execution of a supplemental indenture and other appropriate documents or certificates.

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          Section 4.06   NO OTHER BIDS AND RELATED MATTERS.

               (a) Except as provided in Sections 4.06(b) and (c), First Essex shall not and First Essex shall not authorize or permit any of its directors, officers, employees, agents or representatives (including investment bankers or lawyers), to directly or indirectly (i) solicit, initiate or encourage any inquiries relating to, or the making of any proposal which relates to, an Acquisition Transaction, (ii) respond to any inquiry relating to an Acquisition Transaction, (iii) recommend or endorse an Acquisition Transaction, (iv) participate in any discussions or negotiations regarding an Acquisition Transaction, (v) provide any third party (other than Sovereign or an Affiliate of Sovereign) with any nonpublic information in connection with any inquiry or proposal relating to an Acquisition Transaction, (vi) enter into a letter of intent, agreement in principal, or other agreement with any other party with respect to an Acquisition Transaction, or (vii) fail to recommend and support the Merger to First Essex stockholders.

               (b) Notwithstanding anything in this Section 4.06 to the contrary, First Essex or its Board of Directors shall be permitted to (i) to the extent applicable, comply with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act with regard to a proposed Acquisition Transaction or (ii) respond to or engage in any discussions or negotiations with, or provide any confidential information or data to, any person in response to an unsolicited bona fide written proposal for an Acquisition Transaction by any such person first made after the date of this Agreement, if and only to the extent that, in any such case referred to in clause (ii) above:

                           (A) First Essex's stockholders meeting to vote on the adoption of this Agreement shall not have occurred,

                           (B) First Essex shall have complied in all material respects with the provisions of this Section 4.06,

                           (C)  First Essex's Board of Directors, after
          consultation with First Essex's outside legal counsel, determines in good faith that failure to take such action would be in inconsistent with its fiduciary duties under applicable law,

                           (D) (aa) First Essex has received an unsolicited bona fide written proposal for an Acquisition Transaction from a third party, and its Board of Directors concludes in good faith that such proposal is, or would be reasonably likely to result in, a Superior Proposal, and (bb) prior to providing any information or data to any person in connection with a proposal for an Acquisition Transaction by any such person, First Essex's Board of Directors receives from such person an executed confidentiality agreement having provisions that are no less favorable to the party providing such information than those set forth in the Confidentiality Agreement signed by Sovereign;

PROVIDED, HOWEVER, that before First Essex shall provide any information or data as permitted by this clause (bb),

                           (w)  First Essex shall notify Sovereign of its
intention to enter into discussions with such third party, specifying the material terms and conditions, to the extent

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known, of such third party's Superior Proposal and furnishing to Sovereign a copy of any relevant proposed transaction term sheets, letters of intent or documents furnished by the party making such Superior Proposal,

                           (x)  by the close of business on the third business
day following the day on which Sovereign has received such notice, Sovereign has, in writing, made a binding offer to make adjustments in the terms and conditions of this Agreement, or has declined or omitted to do so, and

                           (y)  IF either Sovereign has declined or omitted to
make such adjustments, or Sovereign has made a binding offer to make such adjustments and the Board of Directors of First Essex has considered such adjustments and has concluded in good faith, after consultation with First Essex's outside legal counsel and financial advisors, that the unsolicited proposal would still be reasonably likely to result in a Superior Proposal even after giving effect to the adjustments proposed by Sovereign, THEN First Essex may proceed to enter into discussions with such third party, or

                           (z)  IF Sovereign has offered to make such
adjustments and the Board of Directors of First Essex has considered such adjustments and has concluded in good faith, after consultation with First Essex's outside legal counsel and financial advisors, that the unsolicited proposal would not be reasonably likely to result in a Superior Proposal after giving effect to the adjustments proposed by Sovereign, THEN First Essex shall not enter into discussions with such third party with respect to the unsolicited proposal that was submitted to it;

PROVIDED, FURTHER, HOWEVER, that First Essex shall be obligated to follow the procedures set forth in clauses (w), (x), (y) and (z) only once with respect to any third party proposing an Acquisition Transaction,

                           (E) First Essex notifies Sovereign as promptly as practicable (and in any event within 24 hours), of such inquiries, proposals or offers received by, any such information requested from, or any such discussions or negotiations sought to be initiated or continued with, it or any of its representatives indicating, with particularity in connection with such notice, the identity of such person and the material terms and conditions of any inquiries, proposals or offers (including a copy thereof if in writing and any related available documentation or correspondence). First Essex agrees that it will promptly keep Sovereign informed of the status and terms of any such proposals or offers and the status and terms of any such discussions or negotiations.

               (c) Notwithstanding anything in this Section 4.06 to the contrary, First Essex or its Board of Directors shall be permitted to effect a change in recommendation to First Essex's stockholders, if and only to the extent that, in any such case:

                           (A)  The conditions in Sections 4.06(b)(A), (B), (C),
          (D) and (E) have been satisfied,

                           (B) (aa) First Essex has received an unsolicited bona fide written proposal for an Acquisition Transaction from a third party and its Board

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

          of Directors concludes in good faith that such proposal is a Superior Proposal, (bb) First Essex has notified Sovereign, at least five (5) business days in advance, of its intention to withdraw or effect a change in its recommendation to First Essex's stockholders specifying the material terms and conditions of such Superior Proposal and furnishing to Sovereign a copy of any relevant proposed transaction term sheets, letter of intent or agreements with the party making such Superior Proposal and any other material documents received by it or its representatives, (cc) First Essex prior to effecting such a withdrawal or change in recommendation, has caused its financial and legal advisors to negotiate with Sovereign in good faith to make such adjustments in the terms and conditions of this Agreement such that such Acquisition Proposal would no longer constitute a Superior Proposal, and (dd) First Essex's Board of Directors has considered such adjustments in the terms and conditions of this Agreement resulting from such negotiations, and has concluded in good faith, based upon consultation with its financial advisors and with First Essex's outside legal counsel, that such proposal for an Acquisition Transaction remains a Superior Proposal even after giving effect to the adjustments proposed by Sovereign.

               (d) First Essex agrees that (i) it will, and will cause its officers, directors and representatives to, immediately cease and cause to be terminated any activities, discussions or negotiations existing as of the date of this Agreement with any parties conducted heretofore with respect to any possible Acquisition Transaction, (ii) it will immediately cease and cause its Subsidiaries, and its and their officers, directors, agents, representatives and advisors, to cease any and all existing activities, discussions or negotiations with any third parties conducted heretofore with respect to any possible Acquisition Transaction, and (iii) it will not release any third party from, or waive any provisions of, any confidentiality or standstill agreement to which it or any of its subsidiaries is a party with respect to any possible Acquisition Transaction. First Essex agrees that it will use reasonable best efforts to promptly inform its respective directors, officers, key employees, agents and representatives of the obligations undertaken in this Section 4.06.

               (e) Nothing in this Section 4.06 shall permit First Essex to terminate this Agreement. First Essex shall not submit to the vote of its stockholders any proposal for an Acquisition Transaction other than the Merger prior to the vote on the Merger by First Essex's stockholders.

               (f) Any disclosure (other than a "stop, look and listen" or similar communication of the type contemplated by Rule 14-9(f) under the Exchange Act) made pursuant to clause (i) of Section 4.06(b) shall be deemed to contribute a change in recommendation unless the Board of Directors of First Essex expressly reaffirms its recommendation of the Merger.

          Section 4.07 DUTY TO ADVISE; DUTY TO UPDATE DISCLOSURE SCHEDULE. Each party shall promptly advise the other party of any change or event having a Material Adverse Effect on it or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein. Each party shall update its respective Disclosure Schedule as promptly as practicable after the occurrence of an

                                     - 47 -
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event or fact which, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in such Disclosure Schedule. The delivery of such updated Schedule shall not relieve a party from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Sections 5.01(c) and 5.02(c) hereof, as applicable.

          Section 4.08 CONDUCT OF SOVEREIGN'S BUSINESS. From the date of this Agreement to the Closing Date, Sovereign will use its reasonable good faith efforts to (i) preserve its business organizations intact, (ii) maintain good relationships with employees, and (iii) preserve for itself the goodwill of customers of Sovereign and Sovereign Subsidiaries and others with whom business relationships exist.

          Section 4.09   CURRENT INFORMATION.

               (a) During the period from the date of this Agreement to the Effective Date, each party shall, upon the request of the other party, cause one or more of its designated representatives to confer on a monthly or more frequent basis with representatives of the other party regarding its financial condition, operations and business and matters relating to the completion of the transactions contemplated hereby. Within fifteen (15) days after the end of each month, First Essex will deliver to Sovereign a consolidated balance sheet and a consolidated statement of operations, without related notes, for such month.

               (b) First Essex shall provide to Sovereign a copy of the minutes of any meeting of the Board of Directors of First Essex or any First Essex Subsidiary, or any committee thereof, or any senior management committee, promptly after such minutes are approved at a subsequent meeting of the board or committee, but in any event within thirty-five (35) days of the meeting of such board or committee to which such minutes relate, except that with respect to any meeting held within thirty (30) days of the Closing Date, such minutes shall be provided prior to the Closing Date.

          Section 4.10   UNDERTAKINGS BY SOVEREIGN AND FIRST ESSEX.

               (a) From and after the date of this Agreement, First Essex shall:

                    (i) VOTING BY DIRECTORS. Use its reasonable efforts to cause all members of First Essex's Board of Directors to vote all shares of First Essex's Common Stock beneficially owned by each such director in favor of this Agreement and to recommend to stockholders of First Essex and otherwise support the Merger; provided that nothing in this Agreement shall prevent the Board of First Essex from exercising its rights under Section
     4.06 of this Agreement.

                    (ii) APPROVAL OF BANK PLAN OF MERGER. Approve the Bank Plan of Merger as sole stockholder of First Essex Bank and obtain the approval of, and cause the execution and delivery of, the Bank Plan of Merger by First Essex Bank;

                    (iii) PROXY SOLICITOR. If Sovereign requests and agrees to bear the expense thereof, retain a proxy solicitor in connection with the solicitation of First Essex stockholder approval of this Agreement;

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                    (iv)   OUTSIDE SERVICE BUREAU CONTRACTS. If requested to do
     so by Sovereign, use its reasonable efforts to obtain an extension of any contract with an outside service bureau or other vendor of services to First Essex or any First Essex Subsidiary, on terms and conditions mutually acceptable to First Essex and Sovereign;

                    (v) COMMITTEE MEETINGS. Permit a representative of Sovereign, who is reasonably acceptable to First Essex, to attend all committee meetings of First Essex and First Essex Bank management including, without limitation, any loan or asset/liability committee;

                    (vi) LIST OF NONPERFORMING ASSETS. Provide Sovereign, within ten (10) days after the quarterly meeting of its Asset Review Committee, a written list of nonperforming assets as of the end of such month;

                    (vii) RESERVES, MERGER-RELATED COSTS AND OTHER MATTERS. Prior to the Effective Date, to the extent consistent with GAAP, the rules and regulations of the SEC and applicable banking laws and regulations, modify or change its loan, OREO, accrual, reserve, tax, litigation, real estate valuation, asset liability management and investment portfolio policies and practices (including loan classifications and levels of reserves) so as to be applied on a basis that is consistent with Sovereign; provided, however, that no such modifications or changes need to be made prior to the satisfaction of the conditions set forth in Sections 5.01(d) and 5.01(j); and further provided that in any event, no accrual or reserve made by First Essex or any of its Subsidiaries pursuant to this Section shall constitute or be deemed to be a breach, violation of or failure to satisfy any representation, warranty, covenant, agreement, condition or other provision of this Agreement or otherwise be considered in determining whether any such breach, violation or failure to satisfy shall have occurred. The recording of any such adjustments shall not be deemed to imply any misstatement or previously furnished financial statements or information and shall not be construed as concurrence of First Essex or its management with any such adjustments. In the event that First Essex or any of its Subsidiaries takes, at the request of Sovereign, any action pursuant to this Section 4.10(a)(vii), Sovereign shall reimburse First Essex and its Subsidiaries for any fees, expenses and charges, and the costs of reversing any action taken if the Merger is not consummated other than as a result of termination of the Agreement (i) under Section 6.01(b), unless the failure of the occurrence specified therein shall be due to Sovereign's failure to observe, in any material respect, agreements set forth in the Agreement required to be performed or observed by Sovereign on or before the Closing Date, (ii) by First Essex under Section 6.01(d), (iii) by Sovereign under
     Section 6.01(e) or (iv) by Sovereign under Section 6.01(f) as a result of a breach by First Essex of any material covenant or representation and warranty as provided therein;

                    (viii) STOCKHOLDERS' MEETING. First Essex shall take all action necessary to properly call and convene a special meeting of its stockholders as soon as reasonably practicable to consider and vote upon this Agreement and the transactions contemplated hereby; except as provided in Section 4.06(b), the Board of Directors of First Essex shall recommend that the stockholders of First Essex, approve this Agreement and the transactions contemplated hereby;

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                    (ix)   PERSONNEL INFORMATION. Deliver to Sovereign, if not
     done so heretofore, schedule(s) of all employees including pertinent information concerning each such employee as reasonably requested by Sovereign and sorted as reasonably requested by Sovereign; such schedule(s) shall be updated as necessary to reflect in a timely manner any deletions or additions; make available for inspection and copying by Sovereign all personnel records;

                    (x) PERSONNEL ADDITIONS AND TERMINATIONS. If requested by Sovereign, advise and consult with Sovereign regarding the hiring or termination of any employee;

                    (xi) EMPLOYMENT POLICIES. Deliver to Sovereign all personnel policy manuals, memoranda and postings, and all employee handbooks or other communications with employees regarding personnel policies and practices; furnish additional information as reasonably requested by Sovereign with respect to such policies and practices and any others not covered by any such written materials;

                    (xii) WARN NOTICES. Assist Sovereign as reasonably requested by it in connection with Sovereign providing notices to affected employees under the Workers Adjustment and Retraining Notification Act or complying with any other Labor and Employment Law;

                    (xiii) EMPLOYMENT LAW CLAIMS. Inform Sovereign promptly upon receiving notice of any legal, administrative, arbitration or other proceedings, demands, notices, audits or investigations (by any federal, state or local commission, agency or board) relating to the alleged liability of First Essex or any First Essex Subsidiary under any Labor and Employment Law;

               (b) From and after the date of this Agreement, Sovereign and First Essex shall each:

                    (i) IDENTIFICATION OF FIRST ESSEX'S AFFILIATES. Cooperate with the other and use its best efforts to identify those persons who may be deemed to be Affiliates of First Essex;

                    (ii) PUBLIC ANNOUNCEMENTS. Cooperate and use reasonable efforts to cause its respective officers, directors, employees and agents to cooperate in good faith, consistent with their respective legal obligations, in the preparation and distribution of, and agree upon the form and substance of, any press release related to this Agreement and the transactions contemplated hereby, and any other public disclosures related thereto, including without limitation communications to First Essex stockholders, First Essex's internal announcements and customer disclosures, but nothing contained herein shall prohibit either party from making any disclosure which its counsel deems necessary under applicable law;

                    (iii) MAINTENANCE OF INSURANCE. Maintain, and cause their respective Subsidiaries to maintain, insurance in such amounts as are reasonable to cover such risks as are customary in relation to the character and location of its properties and the nature of its business;

                    (iv) MAINTENANCE OF BOOKS AND RECORDS. Maintain, and cause their respective Subsidiaries to maintain, books of account and records in accordance with GAAP applied on a basis consistent with those principles used in preparing the financial statements heretofore delivered;

                    (v) DELIVERY OF SECURITIES DOCUMENTS. Deliver to the other, copies of all Securities Documents promptly after the filing thereof; and

                    (vi) TAXES. File all federal, state, and local tax returns required to be filed by them or their respective Subsidiaries on or before the date such returns are due (including any extensions) and pay all taxes shown to be due on such returns on or before the date such payment is due and provide or properly accrued for taxes not yet due and payable.

          Section 4.11   EMPLOYEE BENEFITS AND RETENTION BONUSES.

               (a) EMPLOYEE BENEFITS. On and after the Effective Date, the employee pension and welfare benefit plans of Sovereign and First Essex (as well as any other plan of First Essex providing for benefits not subject to ERISA) may, at Sovereign's election and subject to the requirements of the IRC, continue to be maintained separately, consolidated, frozen or terminated, except as set forth below. In connection with implementation of the foregoing, the following provisions and guidelines shall apply:

                    (i) SOVEREIGN EMPLOYEE STOCK OWNERSHIP PLAN ("SOVEREIGN ESOP"). Employees of First Essex and First Essex Subsidiaries who become employees of Sovereign or a Sovereign Subsidiary shall become entitled to participate in the Sovereign ESOP in accordance with its terms by treating them as newly employed individuals without any prior service credit under such plan. Employees of First Essex and First Essex Subsidiaries will not receive past service credit for purposes of eligibility to participate or for vesting purposes under the Sovereign ESOP.

                    (ii) SOVEREIGN 401(k) RETIREMENT PLAN ("SOVEREIGN 401(k) PLAN"). Employees of First Essex and First Essex Subsidiaries who become employees of Sovereign or a Sovereign Subsidiary shall receive, for purposes of eligibility to participate in the Sovereign 401(k) Plan only, credit for all service with First Essex or a First Essex Subsidiary credited to each such employee under First Essex's 401(k) Plan as of the Effective Date, and shall enter the Sovereign 401(k) Plan in accordance with its terms as soon as administratively feasible following completion of six (6) months of service (within the meaning of the Sovereign 401(k) Plan) with either First Essex, a First Essex Subsidiary or Sovereign, a Sovereign Subsidiary or both.

                    (iii) FIRST ESSEX SAVINGS PLAN ("FIRST ESSEX 401(k) PLAN"). After the Effective Date, Sovereign shall amend the First Essex 401(k) Plan to freeze participation and contributions under such plan. After the Effective Date, Sovereign will continue to maintain the individual participant accounts under First Essex's 401(k) Plan. Thereafter,

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     Sovereign shall have the right, but not the obligation, to combine the
     First Essex 401(k) Plan and the Sovereign 401(k) Plan on such terms as it deems appropriate and in accordance with applicable law.

                    (iv) SOVEREIGN AND FIRST ESSEX NONQUALIFIED DEFERRED COMPENSATION PLANS. On the date of, or prior to, the Closing Date, First Essex will freeze participation and benefit accruals under any nonqualified deferred compensation plans then maintained by First Essex effective as of the Closing Date, including but not limited to the supplemental executive retirement agreements and benefit enhancement plans set forth on the First Essex Disclosure Schedule. The freezing of participation and benefit accruals under such nonqualified deferred compensation plans shall be effected in such a manner that no person receive redundant benefits or lose existing benefits. The intent of the preceding sentence is that affected employees of First Essex and First Essex Subsidiaries generally shall be entitled only to the benefits accrued under the First Essex deferred compensation plans as of the Effective Date of the Merger. Such benefits shall, to the extent required by such plans, be funded through a grantor trust.

                    (v) WELFARE BENEFIT PLANS. After the Effective Date, the welfare benefit plans of Sovereign and First Essex (and their respective subsidiaries) shall initially remain unchanged until the contracts underlying such welfare benefit plans expire or as long as is administratively feasible, following the Closing Date. Sovereign shall take such action with respect to such plans (which may include the implementation of new benefits, reduction or elimination of some benefits, and the alteration of the respective cost allocation between employer and employee) as it deems appropriate under the circumstances. Employees of First Essex and First Essex Subsidiary who become employees of Sovereign or a Sovereign Subsidiary shall become participants in the Sovereign welfare benefit plans as soon as administratively feasible thereafter. In the event of any termination of or consolidation of a First Essex welfare plan with any Sovereign welfare plan, all employees of First Essex and First Essex Subsidiaries who are eligible for continued coverage under the First Essex welfare plan shall have immediate coverage under any successor welfare plan without the necessity of satisfying a waiting period for coverage of any pre-existing condition. Sovereign does not provide welfare benefits to retired employees.

                    (vi) FIRST ESSEX BONUS PLANS AND ARRANGEMENTS. First Essex may continue to administer such bonus programs and arrangements as are disclosed pursuant to this Agreement through the Effective Date, with such equitable modifications as may be appropriate to take into account the circumstances of the Merger and the timing thereof; provided, however, that aggregate payments under First Essex bonus plans and arrangements for the fiscal year ending December 31, 2003 shall not exceed the amount set forth in the First Essex Disclosure Schedule. First Essex may pay pro-rated bonuses for 2004 under the short-term incentive plan in accordance with the terms of such plan.

                    (vii) FIRST ESSEX DEFINED BENEFIT PENSION PLAN. From the date of this Agreement, First Essex shall continue to maintain, without change other than change required by law, its defined benefit pension plan. First Essex shall freeze participation

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     and benefit accruals effective as of October 31, 2003 and shall timely make all required contributions through the Effective Date.

                    (viii) OTHER FIRST ESSEX PLANS. From the date of this Agreement through the Effective Date of the Merger, without the prior written consent of Sovereign and except as otherwise expressly permitted by this Agreement, no further benefits, grants or awards shall be made available under any other First Essex plans to employees or directors, including, without limitation, the granting of stock options, stock appreciation rights, restricted stock, and performance shares.

                    (ix) Nothing in this subsection shall be construed as precluding Sovereign from amending or terminating any plan, program or arrangement following the Effective Date of the Merger, to the extent it is not otherwise precluded from doing the same.

               (b) RETENTION BONUSES. Each employee of First Essex jointly designated in writing by Sovereign and First Essex shall be entitled to receive a "retention" bonus from First Essex, First Essex Bank, Sovereign or Sovereign Bank, as the case may be, in an amount to be mutually agreed upon in writing by Sovereign and First Essex in the event that such employee remains an employee of First Essex or a First Essex Subsidiary, or Sovereign or a Sovereign Subsidiary, as applicable, until the Effective Date (or in certain cases, a date, after the Effective Date, that the systems conversion occurs or thereafter as determined by Sovereign) provided that such employee satisfactorily fulfills the duties and responsibilities of the position of such employee of First Essex or a First Essex Subsidiary, or Sovereign or a Sovereign Subsidiary, as the case may be, through the Effective Date and thereafter, if applicable.

          Section 4.12 AFFILIATE LETTER. First Essex shall use its best efforts to cause to be delivered to Sovereign, concurrently with the execution of this Agreement or within five (5) Business Days thereafter, the Letter Agreement attached hereto as Exhibit 1, executed by each Affiliate of First Essex.

          Section 4.13 SOVEREIGN RIGHTS AGREEMENT. Sovereign agrees that any Sovereign Rights issued pursuant to the Sovereign Rights Agreement shall be issued with respect to each share of Sovereign Common Stock issued pursuant to the terms hereof regardless whether there has occurred a "Distribution Date" under the terms of such Sovereign Rights Agreement prior to the Effective Date, as well as to take all action necessary or advisable to enable the holder of each such share of Sovereign Common Stock to obtain the benefit of such Sovereign Stock Purchase Rights notwithstanding their prior distribution, including without limitation, amendment of the Sovereign Rights Agreement.

          Section 4.14 ADVISORY BOARD. On the Effective Date, Sovereign Bank shall establish the First Essex Advisory Board (the "First Essex Advisory Board"), which shall consist of all members of the First Essex Board immediately prior to the Effective Date. The First Essex Advisory Board shall be maintained for a term of 24 months from the Effective Date. The First Essex Advisory Board will meet no more than once each quarter during its 24 month term. Each member of the First Essex Advisory Board shall be paid an annual retainer fee of $1,000 and a fee of $1,000 for each meeting of the First Essex Advisory Board the member attends.

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Sovereign Bank shall have no obligation to continue the services of any advisory director who, in the reasonable judgment of Sovereign Bank, acts in a manner detrimental to Sovereign Bank. In the event that Sovereign Bank terminates, suspends or disbands the First Essex Advisory Board, fails to require or request the attendance of a member with respect to at least four (4) meetings of the First Essex Advisory Board and/or committee thereof within a single year or removes a member of the First Essex Advisory Board other than because such member acted in a manner detrimental to Bank, in each case prior to the end of the 24-month period contemplated by this Section 4.14, any member affected by any such action or failure shall nonetheless be paid the full fees (assuming at least four (4) meetings annually had been held) less any fees paid to the member during the twenty-four (24) month period.

          Section 4.15 NON-SOLICITATION OF CUSTOMERS AND EMPLOYEES. First Essex shall use reasonable efforts to cause to be delivered to Sovereign on or before the Effective Date, the written agreement required by Section 5.02(k), executed by the individual identified in such Section.

                                    ARTICLE V
                                   CONDITIONS

          Section 5.01 CONDITIONS TO FIRST ESSEX'S OBLIGATIONS UNDER THIS AGREEMENT. The obligations of First Essex hereunder shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by First Essex pursuant to Section 7.03 hereof:

               (a) CORPORATE PROCEEDINGS. All action required to be taken by, or on the part of, Sovereign and Sovereign Bank to authorize the execution, delivery and performance of this Agreement and the Bank Plan of Merger, respectively, and the consummation of the transactions contemplated by this Agreement and the Bank Plan of Merger, shall have been duly and validly taken by Sovereign and Sovereign Bank; and First Essex shall have received certified copies of the resolutions evidencing such authorizations;

               (b) COVENANTS. The obligations and covenants of Sovereign required by this Agreement to be performed by Sovereign at or prior to the Closing Date shall have been duly performed and complied with in all respects, except where the failure to perform or comply with any obligation or covenant would not, either individually or in the aggregate, result in a Material Adverse Effect with respect to Sovereign;

               (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Sovereign set forth in this Agreement shall be true and correct, as of the date of this Agreement, and as of the Closing Date as though made on and as of the Closing Date, except as to any representation or warranty (i) which specifically relates to an earlier date or (ii) where the breach of the representation or warranty would not, either individually or in the aggregate, constitute a Material Adverse Effect with respect to Sovereign;

               (d) APPROVALS OF REGULATORY AUTHORITIES. Sovereign and First Essex shall have received all required approvals of Regulatory Authorities of the Merger, and delivered

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copies thereof to First Essex; and all notice and waiting periods required thereunder shall have expired or been terminated;

               (e) NO INJUNCTION. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby;

               (f) NO MATERIAL ADVERSE EFFECT. Since December 31, 2002, there shall not have occurred any Material Adverse Effect with respect to Sovereign;

               (g) OFFICER'S CERTIFICATE. Sovereign shall have delivered to First Essex a certificate and such other documents, dated the Closing Date and signed, without personal liability, by its chairman or president, to the effect that the conditions set forth in subsections (a) through (e) of this Section
5.01 have been satisfied, to the best knowledge of the officer executing the same;

               (h) REGISTRATION STATEMENT. The Registration Statement shall be effective under the Securities Act and no proceedings shall be pending or threatened by the SEC to suspend the effectiveness of the Registration Statement; and all required approvals by state securities or "blue sky" authorities with respect to the transactions contemplated by this Agreement, shall have been obtained and neither the Registration Statement nor any such approval by state securities or "blue sky" authorities shall be subject to a stop order or threatened stop order by the SEC or any such authority;

               (i) TAX OPINION. First Essex shall have received an opinion of Foley Hoag LLP to the effect that the Merger, taken together with the Surviving Corporation merger contemplated by Section 1.03, will constitute a "reorganization" within the meaning of such term in IRC Section 368(a)(1); and

               (j) APPROVAL OF FIRST ESSEX'S STOCKHOLDERS. This Agreement shall have been approved by the stockholders of First Essex by such vote as is required under First Essex's certificate of incorporation and bylaws, the DGCL or under Nasdaq requirements applicable to it.

          Section 5.02 CONDITIONS TO SOVEREIGN'S OBLIGATIONS UNDER THIS AGREEMENT. The obligations of Sovereign hereunder shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by Sovereign pursuant to Section 7.03 hereof:

               (a) CORPORATE PROCEEDINGS. All action required to be taken by, or on the part of, First Essex and First Essex Bank to authorize the execution, delivery and performance of this Agreement and the Bank Plan of Merger, respectively, and the consummation of the transactions contemplated by this Agreement and the Bank Plan of Merger, shall have been duly and validly taken by First Essex and First Essex Bank; and Sovereign shall have received certified copies of the resolutions evidencing such authorizations;

               (b) COVENANTS. The obligations and covenants of First Essex, required by this Agreement to be performed by it at or prior to the Closing Date shall have been duly performed and complied with in all respects, except where the failure to perform or comply with

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any obligation or covenant would not, either individually or in the aggregate, result in a Material Adverse Effect with respect to First Essex;

               (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties of First Essex set forth in this Agreement shall be true and correct as of the date of this Agreement, and as of the Closing Date as though made on and as of the Closing Date, except as to any representation or warranty (i) which specifically relates to an earlier date or (ii) where the breach of the representation or warranty would not, either individually or in the aggregate, result in a Material Adverse Effect with respect to First Essex;

               (d) APPROVALS OF REGULATORY AUTHORITIES. Sovereign and First Essex shall have received all required approvals of Regulatory Authorities for the Merger; and all notice and waiting periods required thereunder shall have expired or been terminated;

               (e) NO INJUNCTION. There shall not be in effect any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated hereby;

               (f) NO MATERIAL ADVERSE EFFECT. Since December 31, 2002, there shall not have occurred any Material Adverse Effect with respect to First Essex;

               (g) OFFICER'S CERTIFICATE. First Essex shall have delivered to Sovereign a certificate and such other documents, dated the Closing Date and signed, without personal liability, by its chairman of the board or president, to the effect that the conditions set forth in subsections (a) through (e) of this Section 5.02 have been satisfied, to the best knowledge of the officer executing the same;

               (h) REGISTRATION STATEMENT. The Registration Statement shall be effective under the Securities Act and no proceedings shall be pending or threatened by the SEC to suspend the effectiveness of the Registration Statement; and all required approvals by state securities or "blue sky" authorities with respect to the transactions contemplated by this Agreement, shall have been obtained and neither the Registration Statement nor any such approval by state securities or "blue sky" authorities shall be subject to a stop order or threatened stop order by the SEC or any such authority;

               (i) TAX OPINION. Sovereign shall have received an opinion of Stevens & Lee, P.C. to the effect that the Merger, taken together with the Surviving Corporation merger contemplated by Section 1.03, will constitute a "reorganization" within the meaning of such term in IRC Section 368(a)(1);

               (j) APPROVAL OF FIRST ESSEX'S STOCKHOLDERS. This Agreement shall have been approved by the stockholders of First Essex by such vote as is required under First Essex's certificate of incorporation and bylaws, the DGCL or under Nasdaq requirements applicable to it; and

               (k) NON-SOLICITATION OF CUSTOMERS AND EMPLOYEES. Brian W. Thompson shall have executed and delivered to Sovereign an agreement in the form set forth in the First

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Essex Disclosure Schedule to Sovereign relating to the solicitation of customers and employees of First Essex after the Closing Date.

                                   ARTICLE VI
                        TERMINATION, WAIVER AND AMENDMENT

          Section 6.01 TERMINATION. This Agreement may be terminated on or at any time prior to the Closing Date:

               (a)  By the mutual written consent of the parties hereto;

               (b)  By Sovereign or First Essex:

                    (i) if the Closing Date shall not have occurred on or before March 31, 2004, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe, in any material respect, its agreements set forth in this Agreement required to be performed or observed by such party on or before the Closing Date; or

                    (ii) if either party has received a final unappealable administrative order from a Regulatory Authority whose approval or consent has been requested that such approval or consent will not be granted;

unless in the case of both Section 6.01(b)(i) and 6.01(b)(ii) hereof the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe in any material respect its agreements set forth herein required to be performed or observed by such party on or before the Closing Date.

               (c) by First Essex if First Essex's stockholders fail to approve this Agreement at the special meeting of First Essex stockholders called for that purpose; provided a period of at least thirty days elapsed between the date of mailing the Proxy Statement/Prospectus and the date of the special meeting at which a quorum is present.

               (d) By First Essex, on the Closing Date, if the Sovereign Market Value as of the close of business on the Business Date immediately preceding the Closing Date shall be less than $13.14; provided, however, that if First Essex delivers a notice of termination under this Section 6.01(d) and Sovereign thereafter delivers to First Essex a written notice indicating that it intends to proceed with the Merger by paying additional consideration as set forth in
Section 1.02(e)(xii), then First Essex shall have no right to terminate the Agreement under this Section 6.01(d) and the provisions of Section 1.02(e)(xii) shall apply to the Stock Election Shares.

               (e) By Sovereign at any prior to the Closing Date if the Board of Directors of First Essex shall have (i) breached, in any material respect the provisions of Section 4.06(a) of this Agreement (ii) exercised its rights under
Section 4.06(b) of this Agreement to withdraw, modify or change, in a manner adverse to Sovereign, its approval or recommendation of this Agreement and the Merger or to recommended or endorse a proposal for another Acquisition Transaction, (iii) failed to call, give notice of, convene or hold a meeting of

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stockholders to consider the Merger in violation of Section 4.10(a)(viii) hereof or (iv) failed to recommend the Merger.

               (f) At any time on or prior to the Effective Date, by First Essex in writing if Sovereign has, or by Sovereign in writing if First Essex has, in any material respect, breached (i) any material covenant or undertaking contained herein or (ii) any representation or warranty contained herein, which in the case of a breach referred to in subclause (i) or (ii) above by Sovereign would have a Material Adverse Effect on Sovereign and in case of a breach referred to in subclause (i) or (ii) above by First Essex would have a Material Adverse Effect on First Essex, in any case if such breach has not been substantially cured by the earlier of thirty (30) days after the date on which written notice of such breach is given to the party committing such breach or the Effective Date or if on such date such breach no longer causes a Material Adverse Effect.

          Section 6.02 EFFECT OF TERMINATION. (a) If this Agreement is terminated pursuant to Section 6.01 hereof, this Agreement shall forthwith become void (except for Section 4.02(d), Section 4.10(b)(ii), this Section 6.02, and Section 7.01 hereof, and all obligations of the parties intended to be performed after the termination of this Agreement, which shall remain in full force and effect), and there shall be no further liability on the part of Sovereign or First Essex to the other, except for any liability arising out of any (i) uncured willful breach of any covenant or other agreement contained in this Agreement or (ii) any fraudulent breach of a representation or warranty.

               (b) If this Agreement is terminated as a result of any breach of a representation, warranty, covenant or other agreement which is caused by the willful or fraudulent breach of a party hereto, such party shall be liable to the other for all out-of-pocket costs and expenses, including, without limitation, the reasonable fees and expenses of lawyers, accountants and investment bankers, incurred by such other party in connection with the entering into of this Agreement and the carrying out of any and all acts contemplated hereunder ("Expenses"). The payment of Expenses is not an exclusive remedy, but is in addition to any other rights or remedies available to the parties hereto at law or in equity.

               (c)  In the event this Agreement is terminated by:

                    (i)    Sovereign pursuant to Section 6.01(e);

                    (ii) First Essex pursuant to Section 6.01(c) in circumstances where the Board of Directors of First Essex shall not have publicly recommended to the stockholders of First Essex that such stockholders vote in favor of the approval of this Agreement, the Merger and the other transactions contemplated hereby or shall have withdrawn, modified or amended such recommendation in the manner adverse Sovereign; or

                    (iii) First Essex pursuant to Section 6.01(c) in circumstances where both (y) within twelve (12) months of such termination, First Essex shall have entered into an agreement to engage in or there has otherwise occurred an Acquisition Transaction with any person other than Sovereign or any Affiliate of Sovereign and (z) at the time of such termination or event giving rise to such termination, it shall have been

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

     publicly announced that any Person (other than Sovereign or any Affiliate of Sovereign) shall have (A) made, or disclosed an intention to make, a bona fide offer to engage in an Acquisition Transaction, or (B) filed an application (or given a notice), whether in draft or final form, under the HOLA or the Change in Bank Control Act of 1978, for approval to engage in an Acquisition Transaction;

then First Essex shall make a single cash payment to Sovereign in the amount of $17,500,000 upon such termination. Any payment required under this Section 6.02(b) shall be payable by First Essex to Sovereign (by wire transfer of immediately available fund to an account designated by Sovereign) within two (2) business days after demand by Sovereign.

                                   ARTICLE VII
                                  MISCELLANEOUS

          Section 7.01 EXPENSES. Except for the cost of printing and mailing the Proxy Statement/Prospectus which shall be shared equally, each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own financial consultants, accountants and counsel.

          Section 7.02 NON-SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties and, except to the extent specifically provided otherwise herein, agreements and covenants, other than those covenants that by their terms are to be performed after the Effective Date, including without limitation the covenants set forth in Sections 1.02(g), 1.02(h), 4.05, 4.11(a) and 4.11(b) which will survive the Merger, shall terminate on the Closing Date.

          Section 7.03 AMENDMENT, EXTENSION AND WAIVER. Subject to applicable law, at any time prior to the consummation of the transactions contemplated by this Agreement, the parties may (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of either party hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (d) waive compliance with any of the agreements or conditions contained in Articles IV and V hereof or otherwise, provided that any amendment, extension or waiver granted or executed after stockholders of First Essex have approved this Agreement shall not modify either the amount or the form of the consideration to be provided hereby to holders of First Essex Common Stock upon consummation of the Merger or otherwise materially adversely affect the stockholders of First Essex without the approval of the stockholders who would be so affected. This Agreement may not be amended except by an instrument in writing authorized by the respective Boards of Directors and signed, by duly authorized officers, on behalf of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed by a duly authorized officer on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

          Section 7.04 ENTIRE AGREEMENT. This Agreement, including the Schedules and Exhibits hereto, contains the entire agreement and understanding of the parties with respect to its subject matter, together with the confidentiality agreements dated September 17, 2002 and September 20, 2002, respectively, between Sovereign and First Essex. This Agreement supersedes all prior arrangements and understandings between the parties, both written or oral, with respect to its subject matter. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors; PROVIDED, HOWEVER, that nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors, any rights, remedies, obligations or liabilities other than pursuant to Sections 1.02(g), 1.02(h), 4.05, 4.11(a), and 4.11(b).

          Section 7.05 NO ASSIGNMENT. Neither party hereto may assign any of its rights or obligations hereunder to any other person, without the prior written consent of the other party hereto.

          Section 7.06 NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by prepaid registered or certified mail (return receipt requested), or sent by telecopy, addressed as follows:

               (a)  If to Sovereign, to:

                       Sovereign Bancorp, Inc.
                       1130 Berkshire Boulevard
                       Wyomissing, PA 19610
                       Attention: Mark R. McCollom, Senior Vice President Telecopy No.: (610) 320-8448

                       with a copy to:

                       Stevens & Lee, P.C.
                       111 North Sixth Street, P.O. Box 679
                       Reading, Pennsylvania 19603-0679

                       Attention: Joseph M. Harenza, Esquire
                                            and
                                  David W. Swartz, Esquire
                       Telecopy No.: (610) 376-5610


               (b)  If to First Essex, to:

                       First Essex Bancorp, Inc.
                       71 Main Street
                       Andover, Massachusetts 01810
                       Attention: Leonard A. Wilson
                                  Chairman and Chief Executive Officer
                       Telecopy No.: (978) 623-0943

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

                       with copies to:

                       Foley Hoag LLP
                       155 Seaport Boulevard
                       Boston, Massachusetts 02210-2600
                       Attention: Peter W. Coogan, Esquire
                                            and
                                  Carol Hempfling Pratt, Esquire
                       Telecopy No.: (617) 832-7000

          Section 7.07 CAPTIONS. The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

          Section 7.08 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          Section 7.09 SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

          Section 7.10 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic internal law of the Commonwealth of Pennsylvania, excluding its conflicts of law principles.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

                                       SOVEREIGN BANCORP, INC.


                                       By   /s/ Lawrence M. Thompson, Jr.
                                         ---------------------------------------
                                            Lawrence M. Thompson, Jr.,
                                            Vice Chairman


                                       SOVEREIGN MERGER SUB, INC.


                                       By   /s/ Lawrence M. Thompson, Jr.
                                         ---------------------------------------
                                            Lawrence M. Thompson, Jr.,
                                            President


                                       FIRST ESSEX BANCORP, INC.


                                       By   /s/ Leonard A. Wilson
                                         ---------------------------------------
                                            Leonard A. Wilson,
                                            Chairman and Chief Executive Officer

                                                                       EXHIBIT 1

                            FORM OF AFFILIATE LETTER

June 12, 2003

Sovereign Bancorp, Inc.
2000 Market Street
Philadelphia, Pennsylvania 19103

Ladies and Gentlemen:

     Sovereign Bancorp, Inc. ("Sovereign") and First Essex Bancorp, Inc. ("First Essex") desire to enter into an agreement dated June 12, 2003 ("Agreement"), pursuant to which, subject to the terms and conditions set forth therein, (a) First Essex will merge with and into Sovereign with Sovereign surviving the merger and (b) stockholders of First Essex will receive common stock of Sovereign and/or cash in exchange for common stock of First Essex outstanding on the closing date (the foregoing, collectively, referred to herein as the "Merger").

     Sovereign has required, as a condition to its execution and delivery to First Essex of the Agreement, that the undersigned, being a director, executive officer and/or major stockholder of First Essex, execute and deliver to Sovereign this Letter Agreement.

     The undersigned, in order to induce Sovereign to execute the Agreement, hereby irrevocably:

     (a) Agrees to be present (in person or by proxy) at all meetings of stockholders of First Essex called to vote for approval of the Agreement and the Merger so that all shares of common stock of First Essex then owned by the undersigned or over which the undersigned exercises voting control (collectively, "Shares") will be counted for the purpose of determining the presence of a quorum at such meetings, and agrees to vote or cause to be voted all such Shares (i) in favor of approval and adoption of the Agreement and the transactions contemplated thereby (including any amendments or modifications of the terms thereof approved by the Board of Directors of First Essex) and (ii) against approval or adoption of any other merger, business combination, recapitalization, asset sale, partial liquidation or similar transaction involving First Essex;

     (b) Agrees not to vote or execute any written consent to rescind or amend in any manner any prior vote or written consent, as a stockholder of First Essex, to approve or adopt the Agreement;

     (c) Except as required by law, agrees that the undersigned will not, and will not permit any company, trust or other entity controlled by the undersigned to, contract to sell, sell or otherwise transfer or dispose of any of the Shares or any interest therein or any voting rights with respect thereto, other than subsequent to the stockholder meeting of First Essex held in connection with the vote on the Agreement or pursuant to a gift where the donee has agreed in writing to abide by the terms of this agreement in a form reasonably satisfactory to Sovereign.

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     (d)  Agrees not to offer, sell, transfer or otherwise dispose of any shares of common stock of Sovereign received in the Merger, except (i) at such time as a registration statement under the Securities Act of 1933, as amended ("Securities Act") covering sales of such Sovereign common stock is effective and a prospectus is made available under the Securities Act, (ii) within the limits, and in accordance with the applicable provisions of, Rule 145(d) under the Securities Act, or (iii) in a transaction which, in the opinion of counsel satisfactory to Sovereign or as described in a "no-action" or interpretive letter from the staff of the Securities and Exchange Commission, is not required to be registered under the Securities Act; and acknowledges and agrees that Sovereign is under no obligation to register the sale, transfer or other disposition of Sovereign common stock by the undersigned or on behalf of the undersigned, or to take any other action necessary to make an exemption from registration available;

     (e) Agrees that neither First Essex nor Sovereign shall be bound by any attempted sale by the undersigned of any shares of First Essex Common Stock or Sovereign common stock, respectively, and Sovereign's transfer agent shall be given an appropriate stop transfer order and shall not be required to register any such attempted sale, unless the sale has been effected in compliance with the terms of this Letter Agreement; and further agrees that the certificate representing shares of Sovereign common stock owned by the undersigned may be endorsed with a restrictive legend consistent with the terms of this Letter Agreement;

     (f) Acknowledges and agrees to use reasonable efforts to cause the provisions of subparagraph (e) hereof to be observed with respect to shares of Sovereign common stock received in the Merger owned by (i) his or her spouse,
(ii) any of his or her relatives or relatives of his or her spouse occupying his or her home, (iii) any trust or estate in which he or she, his or her spouse, or any such relative owns at least a 10% beneficial interest or of which any of them serves as trustee, executor or in any similar capacity, and (iv) any corporation or other organization in which the undersigned, any affiliate of the undersigned, his or her spouse, or any such relative owns at least 10% of any class of equity securities or of the equity interest;

     (g) Represents that the undersigned has the capacity to enter into this Letter Agreement and that it is a valid and binding obligation enforceable against the undersigned in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights and general equitable principles.

  It is understood and agreed that the provisions of subparagraphs (a) and (b) of this Letter Agreement relate solely to the capacity of the undersigned as a stockholder or other beneficial owner of shares of First Essex common stock and is not in any way intended to affect the exercise by the undersigned of the undersigned's responsibilities as a director or officer of First Essex. It is further understood and agreed that such subparagraphs of this Letter Agreement are not in any way intended to affect the exercise by the undersigned of any fiduciary responsibility which the undersigned may have in respect of any shares of First Essex common stock held or controlled by the undersigned as of the date hereof.

     The obligations set forth herein shall terminate concurrently with any termination of the Agreement.

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     This Letter Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same Letter Agreement.

     This Letter Agreement shall inure to the benefit of Sovereign, and shall be binding on the undersigned and his or her executors, personal representatives, administrators, heirs, legatees, guardians and other personal representatives. This Agreement shall survive the death or incapacity of the undersigned.

     The undersigned agrees that, in the event of his or her breach of this Letter Agreement, Sovereign shall be entitled to such remedies and relief against the undersigned as are available at law or in equity. The undersigned acknowledges that there is not an adequate remedy at law to compensate Sovereign for a violation of this agreement, and irrevocably waives, to the extent permitted by law, any defense that he or she might have based on the adequacy of a remedy at law which might be asserted as a bar to specific performance, injunctive relief, or other equitable relief. The undersigned agrees to the granting of injunctive relief without the posting of any bond and further agrees that, if any bond shall be required, such bond shall be in a nominal amount.

     Please confirm, intending to be legally bound, that the foregoing correctly states the understanding between the undersigned and Sovereign by signing and returning to Sovereign a counterpart hereof.


                                       Very truly yours,


                                       Name:
                                            ----------------------


Accepted as of this ____ day of June, 2003:


Sovereign Bancorp, Inc.


By:
   -------------------------------

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